Exhibit (10)(h)


                                  OFFICE LEASE
                               GEDDES STREET, LLC
                                   "LANDLORD"

                                       and

                        PAK MAIL CENTERS OF AMERICA, INC.
                                    "TENANT"


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                                TABLE OF CONTENTS


ARTICLE 1 DEMISE...............................................................1
   1.1      Demise.............................................................1
ARTICLE 2 TERM.................................................................1
   2.1      Term...............................................................1
   2.2      Supplemental Agreement.............................................2
   2.3      Landlord's Work....................................................2
ARTICLE 3 RENT.................................................................2
   3.1      Base Rent..........................................................2
   3.2      Additional Rent....................................................3
   3.3      Interest on Late Payments and Late Payment Charge..................3
ARTICLE 4 TAXES AND OPERATING EXPENSE ADJUSTMENT...............................4
   4.1      Definitions........................................................4
   4.2      Payments of Taxes and Operating Expenses...........................5
   4.3      Reimbursement Survives Termination.................................7
   4.4      Triple Net Lease...................................................7
   4.5      Building Complex...................................................7
ARTICLE 5 UTILITY SERVICES.....................................................7
   5.1      Utility Services...................................................7
   5.2      Interruption of Utility Services...................................8
   5.3      Other Services Paid by Tenant......................................9
   5.4      Above-Standard Service Requirements................................9
   5.5      Cleaning...........................................................9
ARTICLE 6 TENANT REPAIR........................................................9
   6.1      Damage by Tenant...................................................9
   6.2      Maintenance.......................................................10
   6.3      Good Condition....................................................10
   6.4      Surrender.........................................................10
   6.5      Broken Glass......................................................10
ARTICLE 7 ASSIGNMENT AND SUBLETTING...........................................10
   7.1      Limitations.......................................................10
   7.2      Acceptance of Performance.........................................11
   7.3      Document Review...................................................11
   7.4      Affiliated Entities...............................................11
ARTICLE 8 TRANSFER BY LANDLORD AND LIMITED LIABILITY..........................12
   8.1      Transfer of Landlord's Interest...................................12
   8.2      Limited Liability of Landlord.....................................12
ARTICLE 9 USE OF LEASED PREMISES..............................................12
   9.1      Use...............................................................12
   9.2      Compliance with Rules and Regulations.............................12
ARTICLE 10 INSURANCE..........................................................13
   10.1     Tenant's Insurance................................................13
   10.2     Landlord's Insurance..............................................14
   10.3     Subrogation.......................................................15

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ARTICLE 11 OBSERVANCE OF LAW..................................................15
   11.1     Law and Covenants.................................................15
   11.2     Taxes.............................................................15
ARTICLE 12 WASTE AND NUISANCE.................................................16
ARTICLE 13 ENTRY BY LANDLORD..................................................16
ARTICLE 14 INDEMNIFICATION OF LANDLORD........................................16
   14.1     Tenant's Indemnity................................................16
ARTICLE 15 ALTERATIONS........................................................17
   15.1     Alterations by Tenant.............................................17
   15.2     Alterations by Landlord...........................................18
ARTICLE 16 SIGNS AND ADVERTISING..............................................18
ARTICLE 17 SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST......................18
ARTICLE 18 ESTOPPEL CERTIFICATE/FINANCIAL INFORMATION.........................19
   18.1     Estoppel Certificate..............................................19
   18.2     Financial Information.............................................19
ARTICLE 19 QUIET ENJOYMENT....................................................20
ARTICLE 20 FIXTURES...........................................................20
ARTICLE 21 DAMAGE OR DESTRUCTION..............................................20
   21.1     Casualty..........................................................20
   21.2     Casualty Caused by Tenant.........................................21
ARTICLE 22 CONDEMNATION.......................................................21
   22.1     Eminent Domain....................................................21
   22.2     Damages...........................................................21
   22.3     Restoration.......................................................21
ARTICLE 23 LOSS AND DAMAGE AND DELAY..........................................22
   23.1     Loss and Damage...................................................22
ARTICLE 24 DEFAULT AND REMEDIES...............................................23
   24.1     Default by Tenant.................................................23
   24.2     Remedies of Landlord..............................................23
   24.3     Landlord's Default................................................25
   24.4     Personal Property Lien.   Intentionally deleted...................26
ARTICLE 25 HOLDING OVER.......................................................26
ARTICLE 26 NOTICE.............................................................26
   26.1     Notice............................................................26
   26.2     Change of Address.................................................27
ARTICLE 27 SECURITY DEPOSIT...................................................27
ARTICLE 28 MISCELLANEOUS PROVISIONS...........................................28
   28.1     Captions..........................................................28
   28.2     Waiver............................................................28
   28.3     Entire Agreement..................................................28
   28.4     Severability......................................................28
   28.5     Modification......................................................28
   28.6     Governing Law.....................................................28
   28.7     Successors and Assigns............................................28
   28.8     Authorization to Execute..........................................28
   28.9     Guaranty of Lease.  Intentionally deleted.........................28

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   28.10    Approval of Documents.............................................28
   28.11    Attorneys Fees....................................................29
ARTICLE 29 SUBSTITUTION OF PREMISES...........................................29
   29.1     Intentionally deleted.............................................29
ARTICLE 30 RECORDING..........................................................29
ARTICLE 31 REAL ESTATE BROKER.................................................29
ARTICLE 32 RENT PREPAYMENT....................................................29
   32.1     Intentionally deleted.............................................29
ARTICLE 33 ADDITIONAL PROVISIONS..............................................29
   33.1     Option to Extend..................................................29
   33.2     Parking...........................................................30
   33.3     Vacation..........................................................30


EXHIBIT A           FLOOR PLAN                                             A-1
EXHIBIT B           LEGAL DESCRIPTION                                      B-1
EXHIBIT C           WORK LETTER                                            C-1
EXHIBIT D           SUPPLEMENTAL AGREEMENT                                 D-1
EXHIBIT E           RULES AND REGULATIONS                                  E-1
EXHIBIT F           GUARANTY OF LEASE                                      F-1
EXHIBIT G           TENANT ESTOPPEL CERTIFICATE                            G-1
EXHIBIT H           SIGN CRITERIA                                          H-1
EXHIBIT I           COMPONENTS OF SITE, SHELL AND CORE                     I-1
EXHIBIT J           COMPONENTS OF STANDARD TENANT FINISH                   J-1

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                                  OFFICE LEASE
                             PRIMECENTER AT RAMPART


     THIS LEASE is made this ______ day of May 1999, by and between GEDDES STREET, LLC, a Colorado limited liability company ("Landlord") and PAK MAIL CENTERS OF AMERICA, INC., a Colorado corporation ("Tenant").

                              W I T N E S S E T H :

                                    ARTICLE 1
                                     DEMISE


     1.1 Demise. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord Suite B (the "Premises") consisting of approximately 12,540 usable square feet (the "Usable Area"), such Premises generally depicted on the floor plan attached hereto as Exhibit A, which Premises are situated in Building A located at 7173 South Havana Street, Englewood, Colorado 80112 (the "Building"), which Building is a part of a three (3) building office park (the "Office Park") commonly referred to as PRIMECENTER AT RAMPART situated on that certain real property (the "Property") legally described in Exhibit B, attached hereto, together with a non-exclusive right subject to the provisions hereof, to use all appurtenances thereto, including, but not limited to, any plazas, exterior common areas, walkways or other areas on the Property designated by Landlord for the exclusive or non-exclusive use of the tenants of the Office Park, all of which inclusive of all of the buildings in the Office Park are hereinafter collectively called the "Building Complex". In no event shall any other building in the Building Complex or the roof of the Building be deemed a portion of the Premises nor shall Tenant have any rights to access the roof of the Building without Landlord's prior written consent, which consent may be given or withheld in Landlord's sole discretion and which consent may impose any conditions to such access as Landlord deems reasonably necessary to protect the roof from damage and to otherwise keep and maintain any ongoing warranties.


     Such letting and hiring is upon and subject to the terms, conditions and covenants herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, conditions and covenants by it to be kept and performed and that this Lease is made upon the condition of such performance.

                                    ARTICLE 2
                                      TERM

     2.1 Term. The term of this Lease and Tenant's obligation to pay rent shall commence on the earlier to occur of (a) July 15, 1999, or (b) the date upon which Tenant takes occupancy of the Premises for the purposes of conducting its business (the "Commencement Date") and shall end at 5:00 p.m. on the last day of

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the eighty-fourth (84th) month thereafter, unless extended or sooner terminated as herein provided (the "Lease Term").

     2.2 Supplemental Agreement. Within five (5) days after the commencement of the term of this Lease, Tenant agrees to execute a Supplemental Agreement in the form attached as Exhibit D to become a part hereof, setting forth the commencement and termination dates of the term of this Lease and such other information as set forth therein, including the final determination of the number of usable square feet in the Premises and any corresponding adjustments hereto.

     2.3 Landlord's Work. Other than as set forth in the Work Letter attached hereto as Exhibit C, Landlord shall have no obligation for the completion of the Premises and Tenant shall accept the Premises in its "AS IS" condition as of the date Landlord delivers possession thereof in accordance with the provisions of the Work Letter, including any punch list items.

                                    ARTICLE 3
                                      RENT

     3.1 Base Rent. On or before the Commencement Date, Tenant shall elect one of the two following options for payment of Base Rent during the term of the
Lease:


         OPTION A:

               Tenant agrees to pay as base annual rent (the "Base Rent") during the first Lease Year of the Term of this Lease the sum of $12.50 per usable square foot of the Premises per annum, triple net, which equates to approximately $156,750 per annum payable in equal monthly installments of $13,062.50, and Base Rent for each Lease Year thereafter shall be payable in accordance with the schedule set forth below, without notice, deduction, set-off or abatement to the Landlord at the address of Landlord as set forth in Section
26.1 or at such other address as the Landlord may notify the Tenant of in writing, in lawful money of the United States payable in advance on the first day of each month. If the Lease Term commences or terminates on a day other than the first or last day of a calendar month respectively, then the installments of Base Rent for such month or months shall be prorated and the installments so prorated shall be paid in advance. The term "Lease Year" shall mean each twelve month period subsequent to the Commencement Date.


         Months                       Base Rent Per Usable
                                    Square Foot Per Annum (nnn)
         13 - 24                            $12.75
         25 - 36                            $13.01
         37 - 48                            $13.27
         49 - 60                            $13.53
         61-72                              $13.80
         73-84                              $14.08

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         OPTION B:

               Tenant agrees to pay as base annual rent (the "Base Rent") during the first Lease Year of the Term of this Lease the sum of $12.50 per usable square foot of the Premises per annum, triple net, in the same manner as set forth in Option A above, however, Base Rent payments would not commence until January 1, 2000, with all accrued Base Rent from the Commencement Date to January 1, 2000 being amortized over the remaining Term of the Lease at ten percent (10%) per annum, such Base Rent and Base Rent for each Lease Year thereafter being payable in accordance with the following schedule:


         Months                     Base Rent Per Usable
                                    Square Foot Per Annum
         1- 5                               $-0-
         6 - 12                             $13.58
         13 - 24                            $13.83
         25 - 36                            $14.09
         37 - 48                            $14.35
         49 - 60                            $14.61
         61 - 72                            $14.88
         73 - 84                            $15.16

     3.2 Additional Rent. Any other sums of money or charges to be paid by the Tenant pursuant to the provisions of this Lease may be designated as "Additional Rent". A failure to pay Additional Rent shall be treated in all events as the failure to pay rent.

     3.3 Interest on Late Payments and Late Payment Charge. Any rent (whether Base Rent or Additional Rent) or other amount due from Tenant to Landlord under this Lease not paid within five (5) days of the date due shall bear interest from the date due until the date paid at the rate of two percent (2%) per month (the "Default Rate"), but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. Failure to charge or collect such interest in connection with any one or more such late payments shall not constitute a waiver of Landlord's right to charge and collect such interest in connection with any other or similar or like late payments.


     Furthermore, in the event any rent or other amounts owing hereunder are not paid within five (5) days after the due date, then Landlord and Tenant agree that Landlord will incur additional administrative expenses, the amount of which will be difficult if not impossible to determine. Accordingly, in addition to such required payment, Tenant shall pay to Landlord an additional one time late charge for any such late payment in the amount of five percent (5%) of the amount of such late payment. Notwithstanding the above, Landlord agrees that if Landlord receives payment of such amounts due within five (5) days of Tenant's written receipt of notice of nonpayment from Landlord, then Landlord shall waive the interest on such late payment and the late charge, but Landlord (i) shall have no obligation to waive such charges and interest more than twice during any

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calendar year; (ii) shall have not obligation to give notice more than twice during any calendar year; and (iii) shall have no obligation to waive any charges if there is any prior existing uncured default under this Lease.

                                    ARTICLE 4
                     TAXES AND OPERATING EXPENSE ADJUSTMENT

     In addition to Base Rent, Tenant shall reimburse Landlord for Real Estate Taxes and Operating Expenses (which sum may be adjusted pursuant to Section 4.2) for the Building Complex as hereinafter set forth in this Section.

     4.1 Definitions. The following terms shall have the following meanings with respect to the provisions of this Section 4.1:


         (a) "Tenant's Proportionate or Prorata Share" shall mean that fraction, the numerator of which is the Usable Area of the Premises and the denominator of which is 165,191 square feet being the total Usable Area of the Building Complex and is equal to 7.5912% which calculation shall be final except as specifically set forth herein and as same may be adjusted pursuant to the Supplemental Agreement. At such time, if ever, any space is added to or subtracted from the Premises as hereinbelow provided, the Tenant's Prorata Share shall be adjusted accordingly. Landlord's system for measurement of usable area shall be a modified BOMA with the total Building rentable useable ratio applied to every floor based upon the Construction Drawings (as defined in the Work Letter) for the Premises and the Building as determined by Landlord's architect.

         (b) "Real Estate Taxes" shall include (a) any form of assessment (including any so-called "special" assessments), license tax, business license fee, business license tax, commercial rental tax, levy, charge, penalty or tax, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage or other improvement or special district thereof, against the Premises, the Building, Property, or Building Complex or any legal or equitable interest of the Landlord therein; (b) any tax on the Landlord's right to rent or other income from the Premises or against the Landlord's business of leasing the Premises; and (c) any assessments, tax, fee, levy or charge in substitution, partially or totally, of or in addition to any assessment, tax, fee, levy or charge previously included within the definition of Real Estate Taxes which may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of the Landlord and the Tenant that all such new and increased assessments, taxes, fees, levies and charges be included within the definition of Real Estate Taxes for purposes of this Lease. The following shall also be included within the definition of Real Estate Taxes for purposes of this Lease, provided, however, that the Tenant shall pay the Landlord the entire amount thereof: (i) any tax allocable to or measured by the area of the Premises or the rental payable hereunder, including without limitation, any gross income, privilege, sales or excise tax levied by the State, any political subdivision thereof, city, municipal or federal government, with respect to the receipt of such rental, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by the Tenant of the Premises or any portion thereof; and (ii) any tax upon this transaction or

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any document to which the Tenant is a party, creating or transferring an interest or an estate in the Premises. "Real Estate Taxes" shall not include the Landlord's federal or state income, franchise, inheritance or estate taxes. "Real Estate Taxes" included in this definition mean taxes or assessments in the year assessed, without regard to the year in which same become due or payable.

         (c) "Operating Expenses" shall mean all maintenance and operating costs of any kind or nature with respect to the operation, ownership and maintenance of the Building and the Building Complex and shall include, but not be limited to, the cost of building supplies, window cleaning, costs incurred in connection with all energy sources for the Building such as propane, butane, natural gas, steam, electricity, solar energy and fuel oil; the costs of water and sewer service, janitorial, both interior and exterior, general maintenance and repair of the Building Complex; landscaping, maintenance, repair and striping of all parking areas; insurance, including fire and extended coverage and public liability insurance and any rental insurance and all risk insurance carried by Landlord pursuant to Section 10.2; labor costs incurred in the operation and maintenance of the Building Complex, including wages and other payments; costs to the Landlord for Workmen's Compensation and disability insurance; payroll taxes and welfare fringe benefits, including professional building management fees, legal, inspection and consultation fees incurred in connection with the Building Complex; any association fees due in accordance with or as referenced in recorded documents; any expense attributable to costs incurred by the Landlord for any capital improvements or structural repairs to any part of the Building Complex required by any change in the laws, ordinances, rules, regulations or otherwise which were not in effect on the date the Landlord obtained its building permit to construct the Building Complex required by any governmental or quasi-governmental authority having jurisdiction over the Building Complex which costs shall be amortized over the useful life of the capital improvements or structural repair; and any costs incurred by the Landlord in making capital improvements or other modifications to any Building in the Building Complex or any part thereof, which costs shall be amortized over the useful life of such improvement or modification with interest at the rate of ten percent(10%) per annum on the unamortized amount, in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles. Operating Expenses shall expressly exclude costs of maintenance and repair reimbursed by insurance proceeds, alterations or other specific costs attributable solely to other tenant's space in the Building or Building Complex which were under the respective terms of the lease such tenant's responsibility and thereupon billed to such tenants, costs attributable to maintaining the structural integrity of the foundation, walls and roof, costs of replacing the entire roof, and legal fees for financing, sales of the Building Complex, preparing and enforcing leases and any other legal fees which do not specifically relate to the operation and maintenance of the Building Complex.

     4.2 Payments of Taxes and Operating Expenses. It is hereby agreed that during each Lease Year of the Lease Term hereof, the Tenant shall pay to the Landlord Tenant's Prorata Share of the amount of the Operating Expenses and Real Estate Taxes for the Building Complex, with appropriate and equitable adjustment for Variable Operating Expenses. It is agreed that the Tenant shall, during each calendar year, including the calendar year in which the term of this Lease commences, pay to the Landlord an estimate of the Tenant's Prorata Share of such Real Estate Taxes and Operating Expenses as hereinafter set forth. Beginning with the calendar year in which this Lease commenced, the Tenant shall pay to

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the Landlord each month on the first day of the month an amount equal to one-twelfth (1/12) of Tenant's Prorata Share of the Real Estate Taxes and Operating Expenses for the new calendar year as reasonably estimated by the Landlord, with an adjustment to be made between the parties at a later date as hereinafter provided. Furthermore, Landlord may from time to time but no more than three (3) times during any Lease Year furnish Tenant with notice of a re-estimation of the Real Estate Taxes and Operating Expenses and Tenant shall commence paying its re-estimated Prorata Share on the first day of the month following receipt of said notice. As soon as practicable following the end of any calendar year but in no event later than April 15th, the Landlord shall submit to the Tenant a statement setting forth the exact amount of the Tenant's Prorata Share of the Real Estate Taxes and Operating Expenses for the calendar year just completed and the difference, if any, between the Tenant's actual Prorata Share of the Real Estate Taxes and Operating Expenses for the calendar year just completed and the estimated amount of the Tenant's Prorata Share of the Real Estate Taxes and Operating Expenses (which were paid in accordance with this subparagraph) for such year. Such statement shall also set forth the amount of the estimated Real Estate Taxes and Operating Expenses reimbursement for the new calendar year computed in accordance with the foregoing provisions. To the extent that the Tenant's Prorata Share of the actual Real Estate Taxes and Operating Expenses for the period covered by such statement are higher than the estimated payments which the Tenant previously paid during the calendar year just completed, the Tenant shall pay to the Landlord the difference within thirty (30) days following receipt of said statement from the Landlord. To the extent that the Tenant's Prorata Share of the actual Real Estate Taxes and Operating Expenses for the period covered by the Statements are less than the estimated payments which the Tenant previously paid during the calendar year just completed, the Landlord may at its option either refund said amount to Tenant or credit the difference against the Tenant's estimated reimbursement for such Real Estate Taxes and Operating Expenses for the current year. In addition, with respect to the monthly reimbursement, until the Tenant receives such statement, the Tenant's monthly reimbursement for the new calendar year shall continue to be paid at the then current rate, but the Tenant shall commence payment to the Landlord of the monthly installments of reimbursement on the basis of the statement beginning on the first day of the month following the month in which Tenant receives such statement.


         The Tenant's obligation with respect to its Prorata Share of the Real Estate Taxes and Operating Expenses shall survive the expiration or early termination of this Lease and the Landlord shall have the right to retain the Security Deposit, or so much thereof as it deems necessary, to secure payment of the Tenant's Prorata Share of the actual Real Estate Taxes and Operating Expenses for the portion of the final calendar year of the Lease during which the Tenant was obligated to pay such expenses. If the Tenant occupies the Premises for less than a full calendar year during the first or last calendar years of the term hereof, the Tenant's Prorata Share for such partial year shall be calculated by proportionately reducing the Real Estate Taxes and Operating Expenses to reflect the number of months in such year during which Tenant occupied the Premises. The Tenant shall pay its Prorata Share within thirty (30) days following receipt of notice thereof.

         The Tenant shall have the right but not more than once per annum, at any time within thirty (30) days after a statement of actual Real Estate Taxes and Operating Expenses for a particular calendar year has been rendered by the

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Landlord as provided herein, at Tenant's sole cost and expense, to examine the
Landlord's books and records during normal business hours (upon reasonable prior written notice to Landlord), at Landlord's office relating to the determination of such Real Estate Taxes and Operating Expenses. Unless Tenant objects to the statement provided by Landlord, within said thirty (30) day period, such statement and adjustment shall be deemed conclusive.

     4.3 Reimbursement Survives Termination. In the event of the termination of this Lease by expiration of the stated term or for any other cause or reason whatsoever prior to the determination of rental adjustment as hereinafter set forth, the Tenant's agreement to reimburse Landlord up to the time of termination shall survive termination of the Lease and the Tenant shall pay any amount due to the Landlord within fifteen (15) days after being billed therefor. In the event of the termination of this Lease by expiration of the stated term or for any other cause or reason whatsoever, except default by the Tenant of any of the terms or provisions of this Lease, prior to the determination of rental adjustments as hereinabove set forth, the Landlord's agreement to refund any excess additional rental paid by the Tenant up to the time of termination shall survive termination of the Lease and the Landlord shall pay the amount due to the Tenant within fifteen (15) days of the Landlord's determination of such amount. This covenant shall survive the expiration or termination of this Lease.


         If the last year of the term of this Lease ends on any day other than the last day of December, any payment due to the Landlord by reason of any increase in Real Estate Taxes and Operating Costs shall be prorated on the basis by which the number of days in such partial year bears to 365.

         Any failure of Landlord to furnish Tenant with an estimate of its Prorata Share of Real Estate Taxes and Operating Expenses or any statements as set forth in this Section 4 shall not act to relieve Tenant of its liability therefor; and with respect to any deficiencies, Tenant agrees to pay same within thirty (30) days of written demand from Landlord.

     4.4 Triple Net Lease. This Lease is "triple net" and all costs and expenses of any kind or nature are to be borne by Tenant except as specifically set forth as exclusions in the last sentence of Section 4.1(c) above.

     4.5 Building Complex. Landlord may from time to time add additional buildings to the Building Complex, in which event Tenant's Pro Rata Share shall be adjusted accordingly when each building is leased and occupied.

                                    ARTICLE 5
                                UTILITY SERVICES

     5.1 Utility Services. The Premises shall be separately metered for gas and electricity, the costs for installation of such meters to be paid from the Allowance as defined in Exhibit C hereof. Tenant agrees to pay directly to the respective utility company for all such metered utilities prior to delinquency. Landlord shall provide domestic water in reasonable quantity and Tenant shall pay its Pro Rata Share thereof as an Operating Expense in accordance with

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Article 4 hereof. Tenant acknowledges that all costs or expenses of any kind or nature arising from or related to the heating, ventilation and air conditioning
(HVAC) system shall be borne by Tenant; however, Landlord shall oversee HVAC preventative maintenance service for the HVAC system servicing Tenant's Premises, which costs shall be billed to Tenant from time to time by Landlord during the Lease Term and shall be paid by Tenant within thirty (30) days of receipt of such written demand therefor. Tenant agrees to keep, maintain and operate the HVAC in good condition and repair at Tenant's sole cost in accordance with any warranties or rules or regulations promulgated by Landlord from time to time concerning operation, maintenance and repair thereof. Notwithstanding any of the above, the HVAC system and other mechanical systems shall be part of the Building and the property of Landlord.

     5.2 Interruption of Utility Services. Tenant agrees that Landlord shall not be liable for any interruption of any heating, air conditioning, electric current, water, gas or any other utility service (or any failure to supply same, as applicable) if restoration of such services or electric current is within Landlord's reasonable control and Landlord uses reasonable diligence to restore or supply such services or electric current. It is further agreed that Landlord reserves the right to temporarily discontinue any services at such times as may be necessary by reason of accident, unavailability of employees, repairs, alterations, or improvements, or whenever by reason of strikes, lockouts, riots, acts of God or any other happening or occurrence beyond the reasonable control of Landlord. If any utility services are interrupted, Landlord shall not be liable for damages to persons or property for any such discontinuance, nor shall such discontinuance in any way be construed as a constructive or actual eviction of Tenant or cause an abatement of rent or operate to release Tenant from any of Tenant's obligations hereunder. Landlord's obligation, if any, to furnish any utility services shall be conditioned upon the availability of adequate sources from the public utility companies presently serving the Building Complex. If Landlord elects in its reasonable discretion to temporarily discontinue utility services to Tenant and/or the Building Complex then Landlord shall use reasonable efforts to restore as soon as possible any utility service which has been interrupted. Landlord shall have the right to reduce lighting in the public area in the Building Complex as required by any mandatory fuel or energy-saving program or architectural control committee or as otherwise required by law. Tenant hereby acknowledges that Landlord shall have no responsibility or liability for the HVAC system other than to enforce any manufacturer's warranties applicable thereto and Landlord makes no representations or warranties with respect to such HVAC system. Notwithstanding the foregoing, Landlord hereby agrees that if there is an interruption or discontinuance of the services which Landlord has agreed to provide that renders the Premises untenantable and such interruption or discontinuance is within Landlord's reasonable control and continues for a period of ten (10) or more consecutive days after Landlord receives written notice thereof from Tenant (hereinafter referred to as an "Unauthorized Interruption"), Tenant's rent shall abate, provided Landlord can recover such rent through Landlord's rent loss/business interruption insurance covering the Building, commencing at the end of said ten
(10) day period and continuing until such time as the Premises are rendered tenantable, if Landlord has failed to correct or remediate the cause of such Unauthorized Interruption within such ten day period. In any case, if the Unauthorized Interruption is the result of any willful misconduct or negligent acts on the part of Tenant, its agents or employees, or due to Tenant's default, Tenant's rent shall not abate. If Tenant continues to nonetheless use any part of the Premises for conducting its business, the rent shall abate only in proportion to the part rendered untenantable and not so used. Furthermore, if

Landlord's rent loss/business interruption insurance will only cover a portion of Tenant's rent, the rent shall abate only as to the portion covered by such insurance.

     5.3 Other Services Paid by Tenant. Unless otherwise provided by Landlord, Tenant shall separately arrange with the applicable local public authorities or utilities or other service providers, as the case may be, for the furnishing of and payment for all other services including all telephone services and other services for the Premises as may be required by Tenant in the use of the Premises. Tenant shall directly pay for such telephone services, including the establishment and connection thereof, at the rates charged for such services by said authority or utility, and the failure of Tenant to obtain or to continue to receive such services for any reason whatsoever shall not relieve Tenant of any of its obligations under this Lease.

     5.4 Above-Standard Service Requirements. If unusual heat-generating machines or equipment cause the temperature in the Premises, or any part thereof, to exceed the temperatures the HVAC system would be able to maintain in such Premises were it not for such heat generating equipment, then Landlord reserves the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.


         Tenant shall not, without the written consent of Landlord, connect with electric current (except through existing electrical outlets in the Premises) or water pipes any apparatus or device for the purposes of using electric current, other energy or water except as set forth in Article 15 hereof.

     5.5 Cleaning. Landlord agrees to furnish to the Premises during regular business hours, except holidays, as determined by Landlord, and subject to the rules and regulations of the Building, trash removal services. Tenant shall, however, provide its own janitorial or cleaning services, at Tenant's sole cost, liability and responsibility, and by a janitorial or cleaning contractor or employees at all times satisfactory to Landlord and Tenant's Prorata Share of Operating Expenses for such items shall be adjusted accordingly. Tenant agrees to comply with such rules and regulations as Landlord may promulgate from time to time concerning janitorial and trash removal and storage. Tenant shall promptly notify Landlord of the name of its janitorial cleaning company, as same may be retained from time to time. The janitorial company shall be insured with such coverage and companies as are reasonably acceptable to Landlord. Prior to any janitorial company commencing services, reasonable evidence of such insurance shall be provided to Landlord. The approval of Landlord and/or the presence of insurance shall not relieve Tenant from any liability to Landlord under this Lease arising from or related to such service providers.

                                    ARTICLE 6
                                  TENANT REPAIR

     6.1 Damage by Tenant. If the Building Complex, the Building, the Premises or any portion thereof including but not limited to the HVAC system, pipes and other apparatus, or members of elements of the Building (or any of them) used for the purpose of climate control of the Building, or if the water pipes, drainage pipes, electric lighting or other equipment of the Building or the roof or outside walls of the Building or parking facilities of Landlord and also the Tenant Finish including but not limited to the carpet, wall covering, doors and woodwork, become damaged or are destroyed through the negligence, carelessness or misuse of the Tenant, its servants, agents, employees or anyone permitted by Tenant to be in the Building, or through it or them, then the cost of the necessary repairs, replacements or alterations shall be borne by the Tenant who shall forthwith pay the same on demand to the Landlord as Additional Rent. Landlord shall have the exclusive right, but not the obligation, to make any repairs necessitated by such damage.

     6.2 Maintenance. Tenant shall keep the Premises in as good order, condition and repair as when they were entered upon. If Tenant fails to keep the Premises in such good order, condition and repair as required hereunder to the satisfaction of Landlord, Landlord may restore the Premises to such good order and condition and make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's property or business by reason thereof (unless caused by the gross negligence or willful misconduct of Landlord), and upon completion thereof, Tenant shall pay to Landlord, as Additional Rent, upon demand, the cost of restoring the Leased Premises to such good order and condition and of the making of the repairs.

     6.3 Good Condition. Tenant shall keep the Premises in reasonable good and clean condition and shall also keep and cause its employees, agents, contractors and invitees to keep the common areas of the Building Complex in clean condition.

     6.4 Surrender. Tenant shall deliver, at the expiration of the Term hereof or upon sooner termination of the Term, the Premises in good repair as aforesaid and in a state of broom cleanliness.

     6.5 Broken Glass. Tenant shall pay on demand the cost of replacement with identical quality, size and characteristics of glass broken on the Premises, including outside windows and doors of the perimeter of the Leased Premises (including perimeter windows in the exterior walls) during the continuance of this Lease, unless the glass shall be broken by Landlord, its servants, employees or agents acting on its behalf or is due to structural Building problems not caused by Tenant, its servants, agents, employees or invitees.

                                    ARTICLE 7
                            ASSIGNMENT AND SUBLETTING

     7.1 Limitations. Tenant shall not sublet, assign or in any manner transfer this Lease or any estate or interest in the Premises or any part thereof, or grant any license, concession or other right to occupy any portion of the Premises without the prior written consent of Landlord as set forth herein. Landlord shall not unreasonably withhold or delay consent to any subletting or assignment provided Tenant requests such consent in writing at least fifteen
(15) days prior to the proposed assignment or subletting and (i) Tenant is not in default of this Lease, (ii) the use of the Premises does not violate the Lease, including the Rules and Regulations attached thereto, (iii) the proposed sublessee or assignee has a good business reputation, (iv) Tenant submits and Landlord approves the most current audited financials for such sublessee or assignee, (v) Tenant submits the form of assignment or sublease for Landlord's prior reasonable review and approval, and (vi) such sublessee or assignee is not a tenant in the Building. In no event shall Tenant have any right to sublet or assign if there exists any default under this Lease. Consent by Landlord to one or more sublettings or assignments of this Lease or of the Premises shall not operate as a waiver of Landlord's rights under this section. Any such assignment or subletting without Landlord's consent shall be deemed void and confer no rights upon a third party. Notwithstanding any subletting or assignment, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rental herein specified and for compliance with all other terms and conditions of this Lease. Without in any way limiting Landlord's right to refuse to give consent, Landlord reserves the right in the event it does give consent to impose such reasonable conditions upon its consent as Landlord deems necessary including the requirement of additional security which in Landlord's business judgment shall insure the state of the Premises and the rentals due under this Lease. Landlord shall also have the right in the event of such proposed subletting or assignment to terminate this Lease in whole or in part, in which event Landlord shall have the right, but not the obligation, to enter into a Lease with such proposed sublessee or assignee.


         Neither this Lease nor any interest therein shall be assignable as to the interest of Tenant by operation of law, without the written consent of Landlord. A sale by Tenant of all or substantially all of its assets or all or substantially all of its stock, if Tenant is a publicly traded corporation, a merger of Tenant with another corporation; or the transfer of twenty-five percent (25%) or more of the stock of Tenant if Tenant's stock is not publicly traded; or the transfer of fifty percent (50%) or more of the beneficial ownership interest in Tenant if Tenant is a partnership without the prior written consent of Landlord, shall constitute a prohibited assignment hereunder, subject to the limitations set forth above.

     7.2 Acceptance of Performance. If this Lease be assigned or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect the rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved retaining the remainder, if any, for the account of Landlord, but no such assignment, subletting, occupancy or collection shall be deemed an acceptance of the assignee, subtenant or occupant as the Tenant hereof, or constitute a release of Tenant from further performance by Tenant of the covenants on the part of Tenant herein contained.

     7.3 Document Review. All documents utilized by Tenant to evidence any subletting or assignment for which Landlord's consent has been requested, shall be subject to prior reasonable approval by Landlord or its attorney. Tenant shall pay on demand all of Landlord's reasonable costs and expenses, including reasonable attorney's fees, incurred in determining whether or not to consent to any requested subletting or assignment and for the review and approval of such documentation. Landlord agrees that such reasonable costs and expenses will not exceed $500.00 per request provided Tenant uses Landlord's form of assignment or sublease, without modification.

     7.4 Affiliated Entities. Provided Tenant is not in default hereunder, Tenant may sublet or assign to any Affiliated Entity (as defined below) without Landlord's prior consent provided Tenant delivers to Landlord a copy of the executed sublease or assignment on a Landlord approved form to Landlord within ten (10) days of such subletting or assignment, which subletting or assignment shall be subject to all of the liabilities and obligations set forth herein and Tenant shall not be released of any of its liabilities hereunder. In no event, however, in the event of an assignment shall such assignment have any material adverse financial impact on Tenant's financial status. Tenant shall, prior to such transfer, provide written evidence reasonably satisfactory to Landlord that there shall be no material adverse financial impact on Tenant or Landlord resulting from such assignment. For purposes hereof, Affiliated Entity shall mean an entity which (i) controls, is controlled by, or is in common control with Tenant; or (ii) results from the merger or consolidation with Tenant or acquires all or substantially all of the assets or stock of Tenant.

                                    ARTICLE 8
                   TRANSFER BY LANDLORD AND LIMITED LIABILITY

     8.1 Transfer of Landlord's Interest. In the event of a sale, conveyance, or assignment by Landlord of Landlord's interest in the Building Complex (other than a transfer for security purposes only), Landlord shall be relieved from and after the date specified in any such notice of transfer or assignment of all of Landlord's obligations and liabilities accruing thereafter on the part of Landlord, and Tenant agrees to look only toward such assignee or transferee of Landlord's interest.

     8.2 Limited Liability of Landlord. Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate of Landlord in the Building Complex for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be observed or performed by Landlord, subject, however, to the prior rights of the holder of any mortgage covering the Building Complex, and no other assets of Landlord, its partners, agents, employees, officers, or employees or officers of any of its partners shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim and Landlord shall not be liable for any such default or breach except to the extent of Landlord's estate in the Building Complex.

                                    ARTICLE 9
                             USE OF LEASED PREMISES

     9.1 Use. Except as expressly permitted by prior written consent of the Landlord, the Leased Premises shall not be used other than for general business office purposes, including, but not limited to, a training facility and for shipping and receiving of office products. Any other use shall require Landlord's prior written consent, which shall not be unreasonably withheld provided that such use complies with applicable restrictive covenants and zoning, the use is consistent with a first class suburban office building, and does not generate, store, use, or dispose of any hazardous, toxic or infectious substances in or from the Premises. All use of the Premises shall comply with the terms of this Lease and all applicable laws, ordinances, regulations or other governmental ordinances from time to time in existence.

     9.2 Compliance with Rules and Regulations. Tenant and employees and all persons visiting or doing business with the Tenant in the Leased Premises shall be bound by and shall observe the reasonable Rules and Regulations as set forth in Exhibit E, attached hereto and made a part hereof, which may, at Landlord's sole discretion, be promulgated, amended, or expanded from time to time during the Lease term by the Landlord relating to the Building, the Building Complex and/or the Premises of which notice in writing shall be given to the Tenant within thirty (30) days of such clause at which time they will become effective and all such rules and regulations as changed from time to time shall be deemed to be incorporated into and form a part of this Lease. Any default in the performance or observance of such rules and regulations shall be a default hereunder and Landlord shall have all remedies provided for in this Lease in the event of default by Tenant, Landlord however, shall not be responsible to Tenant for nonobservance by any other tenant or person of any tenant or person of any such rules and regulations.

                                    ARTICLE 10
                                    INSURANCE

     10.1 Tenant's Insurance. Tenant shall, during its occupancy of the Premises and during the entire term hereof, at its sole cost and expense, obtain, maintain and keep in full force and effect, and with Tenant, Landlord, any subsequent purchaser of the Building when and if applicable, the property manager and mortgagees of Landlord named as additional insureds therein as their respective interests may appear, the following types and kinds of insurance:


         (a) Upon all personal property in, on or about the Premises and upon all other property of every description and kind owned by Tenant and located in the Building Complex or for which Tenant is legally liable or installed by or on behalf of Tenant, including, without limitation, furniture, fittings, installations, alterations, additions, partitions, fixtures and anything in the nature of a trade fixture in an amount not less than the full replacement cost thereof, with a Minimum Coverage on the Special Causes of Loss Form including Sprinkler Leakage; and in the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or the mortgagees of Landlord shall be conclusive. In no event shall the deductible for such insurance be more than $1,000.00.

         (b) Bodily Injury Property Damage and Commercial General Liability insurance including personal liability, contractual liability, non-owned automotive liability, tenants' legal liability for the full replacement costs of the Premises, and owners' and contractors' protective insurance coverage and a cross-liability clause with respect to the Premises and Tenant's use of any part of the Building Complex and which coverage shall include the business operations conducted by Tenant and any other persons on the Premises. Such policies shall be written on a comprehensive basis with limits of not less than $2,000,000.00 with respect to injuries or death of one or more persons, and not less than $1,000,000.00 with respect to property damage and not less than $1,000,000.00 for any one occurrence, together with not less than a $2,000,000 umbrella policy, and such higher limits for all such insurance as Landlord or the mortgagees of Landlord may reasonably require. All policies shall name Landlord, its managers and mortgagee as additional insureds. All policies shall be primary and noncontributing over any valid and collectible insurance of any of the additional insureds.

         (c) Any other form or forms of insurance as Landlord or the mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks consistent with then prevalent insurance industry practices and policies.

         (d) Business interruption insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.

         (e) Workers' Compensation Insurance and Employers liability insurance in amounts reasonably satisfactory to Landlord or as required by law.

         (f) If Tenant performs any work on the Premises, prior to the commencement of any such work, Tenant shall deliver to Landlord certificates issued by insurance companies qualified to do business in the State of Colorado, evidencing that workmen's compensation and public liability insurance and property damage insurance, all with companies in form and in amounts satisfactory to Landlord, are in force and effect and maintained by all contractors and subcontractors engaged by Tenant to perform such work and shall name Landlord, its manager and mortgagee as additional insureds. Landlord or its mortgagee may require any other form or types of insurance of such parties, and may be added as an additional insured thereunder if so requested. All policies shall be primary and noncontributory over any valid collectible insurance made available to any of the additional insureds.

     All policies shall be taken out with insurers acceptable to Landlord and in form satisfactory from time to time to Landlord. Tenant agrees that certificates of insurance, or, if required by Landlord or the mortgagees of Landlord, certified copies of each such insurance policies will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after Tenant takes possession of all or any part of the Premises. All policies shall contain an undertaking by the insurers to notify Landlord and the mortgagees of Landlord in writing not less than sixty
(60) days prior to any material change, cancellation or sooner termination thereof.

     Tenant covenants and agrees that in the event of damage or destruction to the leasehold improvements in the Premises covered by insurance as required to be taken out by Tenant herein, and if Landlord or Tenant do not terminate this Lease pursuant to Section 21.1 herein, Tenant will use the proceeds of such insurance for the purpose of repairing or restoring such leasehold improvements. In the event that Landlord or Tenant are entitled to terminate the Lease pursuant to Article 21, then if the Premises have also been damaged, Tenant shall pay to Landlord that amount of its insurance proceeds necessary to repair the leasehold improvements.

     10.2 Landlord's Insurance. Landlord agrees to carry during the term hereof insurance for fire, extended coverage, vandalism and malicious mischief, insuring the Building Complex (excluding foundations, excavations and other non-insurable items) for the full insurable value thereof. Landlord may, but shall not be obligated to, take out and carry any other form or forms of insurance as it or the mortgagees of Landlord may reasonably determine to be advisable. All costs of such insurance shall be included as Operating Expenses and notwithstanding any contribution by Tenant to the cost of insurance premiums, as provided in Article 4, Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord, and that such insurance will be for the sole benefit of Landlord, with no coverage for Tenant for any risk insured against.

     10.3 Subrogation. The parties hereto agree that any and all fire, extended coverage and/or property damage insurance which is required to be carried by either shall be endorsed with a subrogation clause, substantially as follows:
"This insurance shall not be invalidated should the insured waive, in writing prior to a loss, any and all right of recovery against any party for loss occurring to the property described therein"; and each party hereto waives all claims for recovery from the other party, its officers, agents or employees for any loss or damage (whether or not such loss or damage is caused by negligence of the other party), and notwithstanding any provisions contained in this Lease to the contrary, as a result of damage to any of its real or personal property insured under valid and collectible insurance policies to the extent of the collectible recovery under such insurance or which would have been collectible had the party carried the insurance required to be maintained hereunder.

                                   ARTICLE 11
                                OBSERVANCE OF LAW

     11.1 Law and Covenants. Tenant shall comply with all provisions of any applicable covenants, rules or restrictions including the architectural control committee and all provisions of law, including without limitation, federal, state, county and city laws, ordinances and regulations and any other governmental, quasi-governmental or municipal regulations, which shall impose any duty upon Landlord or Tenant, and which relate to Premises, including, without limitation, the partitioning, equipment operation, alteration, occupancy and use of the Premises, and to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Premises. Moreover, Tenant shall comply with all police, fire and sanitary regulations imposed by any federal, state, county or municipal authorities, or made by insurance underwriters, and to observe and obey all governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Premises or the use or occupancy thereof.

     11.2 Taxes. Tenant shall fully and timely pay all business and other taxes, charges, rates, duties, assessments and license fees levied, rates imposed, charged or assessed against or in respect of the Tenant's occupancy of the Leased Premises or in respect of the personal property, trade fixtures, furniture and facilities of the Tenant or the business or income of the Tenant on and from the Leased Premises, if any, as and when the same shall become due, and to indemnify and hold Landlord harmless from and against all payment of such taxes, charges, rates, duties, assessments and license fees and against all loss, costs, charges and expenses occasioned by or arising from any and all such taxes, rates, duties, assessments and license fees, and to promptly deliver to Landlord for inspection, upon written request of the Landlord, evidence satisfactory to Landlord of any such payments.

                                   ARTICLE 12
                               WASTE AND NUISANCE

     Tenant shall not commit, suffer or permit any waste or damage or disfiguration or injury to the Premises, the Building or the Building Complex or the fixtures and equipment located therein or thereon, or permit or suffer any overloading of the floors in the Premises and shall not place therein any safe, heavy business machinery, computers, data processing machines, or other heavy things without first obtaining the consent in writing of the Landlord and, if requested, by Landlord's superintending architect, and not use or permit to be used any part of the Premises for any dangerous, noxious or offensive trade or business, and shall not cause or permit any nuisance, noise or action in, at or on the Premises, the Building or the Building Complex. Tenant shall not store, produce, maintain or dispose of any materials or substances in or about the Premises, the Building or Building Complex which is a regulated, toxic, hazardous or infectious material or substance under any environmental statute, rule, regulation, or ordinance of any governmental authority.

                                   ARTICLE 13
                                ENTRY BY LANDLORD

     Landlord and its agents shall have the right to enter the Premises for the purpose of examining or inspecting the same, and any other services to be provided by Landlord to Tenant hereunder, to show the same to prospective purchasers, lenders, investors or tenants of the Building and to make such alterations, repairs, improvements or additions, whether structural or otherwise, to the Premises or to the Building as Landlord may deem necessary or desirable. Tenant shall reasonably cooperate with Landlord to permit such access.

                                   ARTICLE 14
                           INDEMNIFICATION OF LANDLORD

     14.1 Tenant's Indemnity. Tenant shall indemnify the Landlord and save it harmless from and against any and all loss (including loss of rentals payable by the Tenant or other tenants in the event of loss either directly or indirectly caused by any act or omission of Tenant unless such loss is covered by Landlord's rent abatement insurance), claims, actions, damages, liability and expenses in connection with loss of life and personal injury, hazardous substance or environmental claims, and damage to property arising from any occurrence in, upon or at Premises during the term of this Lease or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant, its agents, contractors, employees, servants, licensees, or concessionaires or invitees or by anyone permitted to be on Premises by the Tenant; however in no event shall Tenant indemnify Landlord or hold it harmless from the gross negligence or misconduct of Landlord, its agents, employees or contractors or Landlord's invitees. In the event Landlord shall be made a party to any litigation commenced by or against the Tenant (except litigation where the Tenant is seeking relief from or a remedy against Landlord, its agents, employees, or contractors), then the Tenant shall protect and hold the Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by the Landlord in connection with such litigation whether or not such action is contested or prosecuted to judgement. All personal property on Premises shall be at the Tenant's sole risk, and Landlord shall not be liable for any damage done to or loss of such personal property or for damage or loss suffered by Tenant, unless caused solely by Landlord's gross negligence.

                                   ARTICLE 15
                                   ALTERATIONS

     15.1 Alterations by Tenant. Tenant shall not make, install or erect in or to the Premises any installations, alterations, additions or partitions without obtaining the Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld. Tenant shall also obtain the Landlord's prior written consent to any change or changes in drawings or specifications, and Tenant shall pay the cost to the Landlord of having its architects and/or consultants review such plans and changes thereto prior to proceeding with any work based on such drawings or specifications. All such work shall be performed free and clear of all mechanic's liens and Landlord shall have no liability for the performance of such work, notwithstanding its consent to any plans and specifications. PROVIDED NEVERTHELESS that the Landlord may, at its option, at Tenant's expense, require that the Landlord's contractors be engaged for any mechanical or electrical work. Without limiting the generality of the foregoing, any work performed by or for the Tenant shall be performed by competent workmen whose labor union affiliations are not incompatible with those of any workmen who may be employed in the Building Complex by the Landlord, its contractors or subcontractors and all work shall be subject to the inspection and reasonable review and approval by Landlord and/or its consultants. In addition to the above all contractors and subcontractors must meet Landlord's specifications, as solely determined by Landlord, for minimum requirements for insurance, bonds, quality of work, experience and such other reasonably applicable factors. The Tenant shall submit to the Landlord's supervision over construction, shall provide Landlord upon request with financial assurances prior to the commencement of alterations, and promptly pay to the Landlord's or the Tenant's subcontractors, as the case may be, when due, the costs of all such work and of all materials, labor and services involved therein and of all decoration and all changes in the Building, its equipment or services necessitated thereby. The Tenant covenants that the Tenant will not suffer or permit during the Term hereof any mechanics' or other liens for work, labor, services or materials ordered by the Tenant or for the cost of which the Tenant may be in any way obligated, to attach to the Premises, to the Building or to the Building Complex and that whenever and so often as any such liens shall attach or claims therefor shall be filed, the Tenant shall, within thirty (30) days after the Landlord has notice of the filing of the claim for lien, procure the discharge thereof by payment or by giving security or in such other manner as is or may be required or permitted by law or which shall otherwise satisfy Landlord and/or Landlord's lender. The Tenant shall, at its own cost and expense, take out or cause to be taken out any additional insurance or bonds reasonably required by the Landlord to protect the Landlord's and the Tenant's interest during the period of alteration.


         At least five (5) days prior to the commencement of any work permitted to be done by persons requested by the Tenant on the Premises, the Tenant shall notify the Landlord of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work so that the Landlord may avail itself of the provisions of statutes such as Section 38-22-105(2) of the Colorado Revised Statutes (1973). During any such work on the Premises, the Landlord, or its representatives, shall have the right to go upon and inspect the Premises at all reasonable times, and shall have the right to post and keep posted thereon notices such as those provided for by Section 38-22-105(2) C.R.S.
(1973) or to take any further action which the Landlord may deem to be proper for the protection of the Landlord's interest in the Premises.

     15.2 Alterations by Landlord. Landlord hereby reserves the right at any time and from time to time to make changes in, additions to, subtractions from or rearrangements of the Building Complex, including, without limitation, all improvements at any time thereof, all entrances and exits thereto, and to grant, modify and terminate easements or other agreements pertaining to the use and maintenance of all or parts of the Building and to make changes or additions to the pipes, conduits, ducts, utilities and other necessary building services in the Premises which serve other portions of the Building or the Building Complex, provided that prior to the Commencement Date, the Landlord may alter the Premises to the extent found necessary by the Landlord to accommodate changes in construction design or facilities including major alterations but provided always that the Premises, as altered, shall be in all material aspects comparable to the Premises as defined herein. Landlord shall not unreasonably obstruct or interrupt Tenant's access to the Premises and in such event Landlord shall provide alternative access during all business hours. If Landlord elects to block Tenant's access during non-business hours for non-emergencies, then Landlord shall reasonably coordinate same with Tenant.

                                   ARTICLE 16
                              SIGNS AND ADVERTISING

     Except as set forth below, Tenant shall not install, paint, display, inscribe, place or affix any sign, picture, advertisements, notice, lettering or direction on any part of the Building Complex or in the interior of the Premises or other portion of the Building any of which would be visible from outside the Premises. With the prior written consent of Landlord, Landlord will permit one sign on the door which constitutes the main entry, and one internally lit sign up to 44 square feet in size located at the South and East fascia of the Building and signage on the monument directory sign located nearest the Premises pursuant to the sign criteria attached as Exhibit H, such rules and regulations concerning placement, maintenance and removal of such signage as promulgated from time to time by Landlord and pursuant to all laws, regulations and ordinances of any applicable governmental authorities and the Rampart Architectural Control Committee. Tenant shall not install, paint, display, inscribe, place or affix, or otherwise attach, any sign, picture, advertisement, notice, lettering or direction on the inside or outside of the Premises for exterior view without the written consent of Landlord.

                                   ARTICLE 17
                  SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST

     This Lease and the rights of Tenant hereunder shall be and are hereby made subject and subordinate to the lien of any mortgages or deeds of trust now or hereafter existing against the Building Complex and to all renewals, modifications, consolidations, replacements and extensions thereof and to all advances made, or hereafter to be made, upon the security thereof. Although such subordination shall be self-operating, Tenant, or its successors in interest, shall upon Landlord's request, execute and deliver upon the demand of Landlord any and all instruments desired by Landlord, subordinating, in the manner reasonably requested by Landlord, this Lease to any such mortgage or deed of trust. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute all such subordination instruments in the event Tenant fails to execute said instruments within thirty (30) days after notice from Landlord demanding the execution thereof.


         Should any mortgage or deed of trust affecting the Building Complex be foreclosed, then:

         (a) the liability of the mortgagee, beneficiary or purchaser at such foreclosure sale shall exist only so long as such mortgagee, beneficiary or purchaser is the owner of the Building Complex and such liability shall not continue or survive after further transfer of ownership; and

         (b) Tenant shall be deemed to have attorned, as Tenant under this Lease, to the purchaser at any foreclosure sale thereunder, and this Lease shall continue in full force and effect as a direct lease between and binding upon Tenant and such purchaser at any foreclosure sale.

         As used in this Article 17 "mortgagee" and "beneficiary" shall include successors and assigns of any such party, whether immediate or remote, the purchaser of any mortgage or deed of trust, whether at foreclosure or otherwise, and the successors, assigns and mortgagees and beneficiaries of such purchaser, whether immediate or remote.

         Landlord, at the written request of Tenant, agrees to request any mortgagee or beneficiary to enter into a non- disturbance agreement with Tenant, in a form satisfactory to such mortgagee or beneficiary, stating that Tenant's right to the continued use and possession of the Premises shall be under the same terms and conditions as set forth in this Lease provided that at such time Tenant is not in default of its obligations herein. Landlord makes no representations or warranties that such non-disturbance agreement will be entered into by any beneficiary or mortgagee, however, the self-operative subordination of this Lease and attornment by Tenant is in such event conditioned upon the mortgagee or beneficiary not disturbing Tenant's right under this Lease, provided that Tenant is not in default hereof.

                                   ARTICLE 18
                   ESTOPPEL CERTIFICATE/FINANCIAL INFORMATION

     18.1 Estoppel Certificate. Tenant agrees that it will from time to time, upon request by Landlord, execute and deliver to Landlord within ten (10) days after demand therefor an estoppel certificate on Landlord's form as attached hereto as Exhibit G, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified).

     18.2 Financial Information. Tenant shall, upon Landlord's written request, deliver to Landlord a copy of Tenant's most recent financial statement, which annual financial statement shall be prepared and reviewed by an independent certified public accountant no less often than once per year in accordance with generally accepted accounting principals ("GAAP").

                                   ARTICLE 19
                                 QUIET ENJOYMENT

     Subject to the terms and provisions of this Lease, Landlord covenants and agrees that Tenant shall peaceably and quietly enjoy the Premises and Tenant's rights hereunder during the term hereof, without hindrance by Landlord or those claiming rights by or through Landlord.

                                   ARTICLE 20
                                    FIXTURES

     Any or all installations, alterations, additions, partitions and fixtures in or upon the Premises other than the Tenant's trade fixtures, work stations with movable walls, mounted video screens, raised platforms and cables beneath the raised platforms, which are located upon the Premises, whether placed there by the Tenant or the Landlord, shall, immediately upon such placement, become the property of the Landlord without compensation therefor to the Tenant. Notwithstanding anything herein contained, the Landlord shall be under no obligation to repair, maintain or insure such installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by or on behalf of the Tenant. Unless otherwise agreed to in writing, the Landlord may elect that any or all installations made or installed by or on behalf of the Tenant be removed at the end of the Lease Term and, if the Landlord so elects, it shall be the Tenant's obligation to restore the Premises to the conditions they were in previous to such alterations, installations, partitions and fixtures on or before the termination of this Lease. Such removal and restoration shall be at the sole expense of the Tenant.

                                   ARTICLE 21
                              DAMAGE OR DESTRUCTION

     21.1 Casualty. In the event that the Building should be totally destroyed by fire, tornado or other casualty, or should be so damaged that rebuilding or repairs cannot be completed within one hundred and eighty (180) days after the date of such damage, Landlord may, at its option, terminate this Lease in which event the rent shall be abated during the unexpired portion of this Lease effective with the date of such damage, or Landlord may proceed to rebuild the Building and the Premises. If the damage prohibits Tenant's use of the Premises, cannot be repaired within one hundred and eighty days and was not caused by the Tenant, then Tenant can elect to terminate this Lease by written notice to Landlord received within sixty (60) days of the date of damage. In the event the Building should be damaged by fire, tornado or other casualty, but only to such extent that rebuilding or repairs in Landlord's reasonable estimation can be completed within one hundred and eighty (180) days after the date of such damage, or if the damage cannot be repaired within such time frame but Landlord does not elect to terminate this Lease, in either such event, Landlord shall, within sixty (60) days after the date of such damage commence to rebuild or repair the Building and shall proceed with reasonable diligence to restore the Building to substantially the same condition in which it was immediately prior to the happening of the casualty, except that the Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures and other improvements which may have been placed by the Tenant or other tenants within the Building and rent shall equitably abate from the date of damage until such damage is repaired if such casualty results in damage to Tenant's Premises or prohibits its access to the Premises or use thereof. In the event any mortgagee under a deed of trust, security agreement or mortgage on the Building should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and if Landlord so elects, this Lease shall terminate upon notice to Tenant. Unless otherwise provided in this Lease, any insurance which may be carried by the Landlord or the Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     21.2 Casualty Caused by Tenant. If fire or other casualty causing injury to the Premises or other parts of the Building shall have been caused by the negligence or misconduct of the Tenant, its agents, servants or employees, or by any other persons entering the Building under express or implied invitation of the Tenant, such injury may be reasonably repaired by the Landlord at the reasonable expense of the Tenant.

                                   ARTICLE 22
                                  CONDEMNATION

     22.1 Eminent Domain. If any part of the Usable Area of the Premises is taken by eminent domain, or by conveyance in lieu thereof then this Lease, at the option of either party evidenced by notice to the other given within thirty
(30) days from such taking or conveyance, shall forthwith cease and terminate entirely. In the event of such termination of this Lease, then rental shall be due and payable to the actual date of such termination. If neither party terminates this Lease, this Lease shall cease and terminate as to that portion of the Premises so taken as of the date of such taking, and the rental thereafter payable under this Lease shall be abated prorata from the date of such taking in an amount by which that portion of the Usable Area of the Premises so taken shall bear to the Usable Area of the Premises prior to such taking. If any part of the Building Complex shall be taken by eminent domain, or by conveyance in lieu thereof, and if such taking substantially interferes with the Landlord's ownership or use of the Building Complex, the Landlord, at its option, may upon thirty (30) days' notice to the Tenant, terminate this Lease as of the date of such taking.

     22.2 Damages. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Premises or Building Complex shall be the property of Landlord and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for the taking of Tenant's fixtures and other personal property or moving expenses if a separate award for such items is made to Tenant.

     22.3 Restoration. If both Landlord and Tenant elect not to terminate this Lease, Tenant shall remain in that portion of the Premises which shall not have been appropriated or taken as herein provided, and Landlord agrees, at Landlord's sole cost and expense (not to exceed the amount of condemnation proceeds received by Landlord), to, as soon as reasonably possible, restore the remaining portion of the Premises to a complete unit of like quality and character as existed prior to such appropriation or taking.

                                   ARTICLE 23
                            LOSS AND DAMAGE AND DELAY

     23.1 Loss and Damage. The Landlord shall not be liable or responsible in any way for:


         (a) any death or injury arising from or out of any occurrence in, upon or at the Building Complex or for damage to property of the Tenant or others located on the Premises, nor shall it be responsible in any event for damage to any property of the Tenant or others from any cause whatsoever, unless such damage, loss, injury or death results from the intentional misconduct or gross negligence of the Landlord, its agents, servants or employees acting within the scope of their employment. Without limiting the generality of the foregoing, the Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Premises or from the pipes, appliances, plumbing works, roof, street, or subsurface of any floor or ceiling or from any other place or because of dampness or climatic conditions from any other cause of whatsoever kind. The Landlord shall not be liable for any damage whatsoever caused by any other tenant or persons in or about the Building Complex, or by an occupant of adjacent property thereto, or the public, or construction of any private, public or quasi-public work. Tenant shall be responsible for all security within the Premises and at the entrance to the Premises, if any, and all property of the Tenant kept or stored on the Premises shall be kept or stored at the risk of the Tenant only and the Tenant shall indemnify the Landlord in the event of any claims arising out of damages to the same, including any subrogation claim by the Tenant's insurers;

         (b) any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by the Landlord to perform janitor services or security services, or repairs or maintenance services, in or about the Premises or the Building; or

         (c) loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant.

     23.2 Delays. Whenever and to the extent that the Landlord shall be unable to fulfill, or shall be delayed or restricted in the fulfillment of, any obligation hereunder in respect to the supply of or provision for, any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labor required to enable it to fulfill such obligation or by reason of any statute, law or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any governmental or quasi-governmental administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control, whether of the foregoing character or not, the Landlord shall be entitled to extend the time for fulfillment of such obligation by a time equal to the duration of such delay or restriction, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

                                   ARTICLE 24
                              DEFAULT AND REMEDIES

     24.1 Default by Tenant. The following events shall be deemed to be events of default by Tenant under this Lease:


         (a) Tenant shall fail to pay any installment of rent or any other sum due to Landlord.

         (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than payment of rent or other sums due to Landlord, and shall not cure such failure within fifteen (15) days after written notice thereof to Tenant or if such default cannot reasonably be cured within fifteen (15) days then Tenant shall not be in default so long as it has commenced to cure within fifteen (15) days and is diligently prosecuting same to completion.

         (c) Tenant or any guarantor of Tenant's obligations under this Lease shall die, cease to exist as a corporation or partnership or be otherwise dissolved or liquidated or become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, or is otherwise unable to pay its debts as they come due.

         (d) Tenant or any guarantor of Tenant's obligations under this Lease shall file a petition under any section or chapter of the national bankruptcy act as amended or under any similar law or statute of the United States or any state thereof; or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations under this Lease.

         (e) A receiver or trustee shall be appointed for all of the Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations under this Lease.

         (f) Tenant shall abandon or vacate any portion of the Premises, in whole or in part, in violation of Section 33.3 hereof.

         (g) Tenant assigns or sublets in violation of the provisions of this Lease.

     24.2 Remedies of Landlord. Upon the occurrence of any such events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever except as required by applicable law:

         (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary, without being liable for prosecution of any claim of damages therefor.

         (b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by force if necessary pursuant to applicable law, without being liable for prosecution or any claim for damages therefor (except for acts in violation of law), and relet the Premises and receive the rent therefor.

         (c) Enter upon the Premises, by force if necessary pursuant to applicable law, without being liable for prosecution or any claim for damages therefor (except for acts in violation of law), and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, unless caused by the gross negligence of Landlord.

         (d) Alter all locks and other security devices at the Premises pursuant to applicable law without terminating this Lease.

         Exercise by Landlord of any one or more of the remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any event of default, to the aforesaid exercise of dominion over Tenant's property within the Premises. All claims for damages by reason of such reentry and/or repossession and/or alteration of locks or other security devices are hereby waived, as all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process, to the extent permitted by law. Tenant agrees that any reentry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise, to the extent permitted by law.

         In the event Landlord elects to terminate the Lease by reason of an event of default then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to date of such termination, plus, as damages, an amount equal to the total rental hereunder for the remaining portion of the Lease term (had such term not been terminated by Landlord prior to the date of expiration as stated herein), less the reasonable rental value thereof, plus a sum equal to any other damages incurred by Landlord by reason of such default.

         In the event that Landlord elects to repossess the Premises without terminating the Lease, then Tenant shall be liable for and shall pay to Landlord at the address specified for notice to Landlord herein, all rental and other indebtedness accrued to the date of such repossession, plus rent required to paid by Tenant to Landlord during the remainder of the Lease term until the date of expiration of the term as stated herein diminished by any net sums thereafter received by Landlord through reletting the Premises during such period (after deducting expenses incurred by Landlord as provided below). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Lease term.

         In the event of any default or breach by Tenant, or threatened or anticipatory breach or default, Tenant shall also be liable and shall pay to Landlord, in addition to any sums provided to be paid above, broker's fees incurred by Landlord in connection with reletting the whole or any part of the Premises; the costs of removing and storing Tenant's or other occupants' property; the costs of repairing, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies, including reasonable attorney's fees whether suit was actually filed or not.

         In the event of termination or repossession of the Premises for an event of default, Landlord shall not, except as set forth herein, have any obligation to relet or attempt to relet the Premises or any portion thereof, or to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the Premises for any period to any tenant and for any use or purpose. Landlord agrees to use reasonable efforts to mitigate its damages, however, Landlord shall have no obligation to expend sums, give the Premises priority over other vacant space nor to lease the space on less than market terms.

         If Tenant shall fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees to pay Landlord upon demand all costs, expenses and disbursements, including reasonable attorney's fees incurred by Landlord in taking such remedial action.

         Landlord is entitled to accept, receive in cash or deposit any payment made by Tenant for any reason or purpose or in any amount whatsoever, and apply the same at Landlord's option to any obligation of Tenant and the same shall not constitute payment of any amount owed except that to which Landlord has applied the same. No endorsement or statement on any check or letter of Tenant shall be deemed an accord and satisfaction or recognized for any purpose whatsoever. The acceptance of any such check or payment shall be without prejudice to Landlord's rights to recover any and all amounts owed by Tenant hereunder and shall not be deemed to cure any other default nor prejudice Landlord's rights to pursue any other available remedy.

     24.3 Landlord's Default. Landlord shall not be deemed in default hereunder unless Tenant shall have given Landlord written notice of such default specifying such default with particularity and Landlord shall thereupon have thirty (30) days in which to cure any default unless such default cannot reasonably be cured within such period wherein Landlord shall not be in default if it commences to cure the default within the thirty (30) day period and diligently pursues completion of same. In the event of any default, Tenant agrees that its exclusive remedy shall be an action for damages.

     24.4 Personal Property Lien.   Intentionally deleted.

                                   ARTICLE 25
                                  HOLDING OVER

     If the Tenant shall continue to occupy and continue to pay rent for the Premises after the expiration of this Lease with or without the consent of the Landlord, and without any further written agreement, the Tenant shall be a tenant from month to month at a monthly Base Rent for the first three (3) months following the expiration of this Lease, equal to the greater of (i) the market rate at such time for comparable space in Arapahoe County, Colorado (the "Market Rate") or (ii) one hundred fifty percent (150%) of the last full monthly Base Rent payment due hereunder, and subject to all of the additional rentals, terms and conditions herein set out except as to expiration of the Lease Term and the greater of (i) the Market Rate or (ii) two hundred percent (200%) of the last full monthly Base Rent payment due in the holdover period for any months thereafter. Such holding over may be terminated by the Landlord or the Tenant upon fifteen (15) days' notice. In the event that the Tenant fails to surrender the Premises upon termination or expiration of this Lease or such month to month tenancy, then the Tenant shall indemnify the Landlord against loss or liability resulting from any delay of the Tenant in not surrendering the Premises, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises and any attorney's fees related thereto.

                                   ARTICLE 26
                                     NOTICE

     26.1 Notice. Any notice, request, statement or other writing pursuant to this Lease shall be deemed to have been given if sent by registered, certified mail or recognized receipted overnight mail service, postage prepaid, return receipt requested or delivered by hand to the party at the addresses set forth below;


     TENANT:               Pak Mail Centers of America, Inc.
                           7173 South Havana Street
                           Englewood, Colorado 80112
                           Attention:  John Kelly

     LANDLORD:             GEDDES STREET, LLC
                           c/o Prime West Real Estate Services, Inc.
                           6025 South Quebec, Suite 110
                           Englewood, Colorado  80111
                           Attention:  President

     with copy to:         Brownstein Hyatt & Farber, P.C.
                           410 17th Street, 22nd Floor
                           Denver, Colorado  80202
                           Attention:  LeaAnn T. Groesser, Esq.

     with copy to:         Russ Hatle, President
                           Reservis
                           P.O. Box 1856
                           Palm Desert, California  92261

     with copy to:         Jim Benjamin
                           5555 DTC Parkway, Suite 4000A
                           Greenwood Village, Colorado  80111

and such notice shall be deemed to have been received by the Landlord or the Tenant, as the case may be, on the earlier of actual receipt or the second business day after the date on which it shall have been so mailed.

     26.2 Change of Address. Any party may, by notice to the other, from time to time, designate another address, which notices mailed more than ten (10) days thereafter shall be addressed.

                                   ARTICLE 27
                                SECURITY DEPOSIT

     Tenant shall deposit with Landlord on or before the date of execution hereof by Tenant the sum of Eighteen Thousand Three Hundred Eighty-One and 55/100 Dollars ($18,381.55) as security for the performance by Tenant of all of the terms, covenants, and conditions required to be performed by it hereunder. Such sum shall be returned to Tenant after a reasonable period after the expiration of the Lease Term and delivery of possession of the Premises to Landlord if, at such time, Tenant has fully performed all such terms, covenants and conditions. Prior to the time when Tenant is entitled to the return of the security deposit, Landlord shall be entitled to intermingle such deposit with its own funds and to use same for such purposes as Landlord may determine. In the event of default by Tenant in performing any of its obligations under this Lease, Landlord may, in addition to any other right or remedy available to Landlord hereunder, use, apply, or retain all or any part of this security deposit for the payment of any unpaid rent or for any other amount which Landlord may be required to expend by reason of the default of Tenant, including any damages or deficiency in the reletting of the Premises or any attorney's fees associated therewith, regardless of the whether the accrual of such damages or deficiency occurs before or after an eviction. If a portion of the security deposit is used or applied by Landlord during the term hereof, Tenant shall, upon five (5) days written demand, deposit with Landlord an amount sufficient to restore the security deposit to its original amount. Landlord shall return the security deposit (or that portion of the security deposit not previously applied) within thirty (30) days after the later of expiration of the lease term or surrender by Tenant of the Premises without default.

         In addition to the foregoing, Tenant may, at its option, deposit an additional Eight-Five Thousand Dollars ($85,000) with Landlord to be used by Landlord at Tenant's discretion.

                                   ARTICLE 28
                            MISCELLANEOUS PROVISIONS

     28.1 Captions. The captions used herein are for convenience only and do not limit or amplify the provisions hereof. Whenever the singular is used the same shall include the plural, and words of any gender shall include the other gender.

     28.2 Waiver. One or more waivers of any covenant, term or condition of this Lease by either party should not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval should not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

     28.3 Entire Agreement. This Lease contains the entire agreement between the parties and no agreement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement is in writing and duly signed by the parties hereto.

     28.4 Severability. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provision.

     28.5 Modification. Should any mortgagee or beneficiary under a deed of trust require a modification of this Lease, which modification will not bring about any increased cost or expense to Tenant or will in any way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified.

     28.6 Governing Law. This Lease shall be governed by and construed pursuant to the laws of the State of Colorado.

     28.7 Successors and Assigns. The covenants and conditions herein contained shall inure to and bind the respective heirs, permitted successors, executors, administrators and assigns of the parties hereto, and the terms "Landlord" and "Tenant" shall include the permitted successors and assigns of either such party, whether immediate or remote, except as otherwise specifically set forth in this Lease to the contrary.

     28.8 Authorization to Execute. In the event the Tenant hereunder shall be a corporation, the parties executing this Lease on behalf of the Tenant hereby covenant and warrant that the Tenant is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State of Colorado; all franchise and corporate taxes have been paid to date, and all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed.

     28.9 Guaranty of Lease. Intentionally deleted.

     28.10 Approval of Documents. Landlord's approval of Tenant's plans for work performed by Landlord or Tenant in the Premises shall create no responsibility or liability on the part of Landlord for their completeness, design, sufficiency, or compliance with any laws, rules, or regulations of governmental agencies or authorities.

     28.11 Attorneys Fees. In the event of any dispute hereunder the prevailing party in such action shall be entitled to its reasonable attorneys and costs in such action.

                                   ARTICLE 29
                            SUBSTITUTION OF PREMISES

     29.1 Intentionally deleted.

                                   ARTICLE 30
                                    RECORDING

     Tenant agrees not to place this Lease of record unless requested to execute a Memorandum of Lease by Landlord, which may, at the Landlord's option, be placed of record. In addition, if requested by the Landlord, the Tenant will execute a memorandum of lease to be filed with the Colorado Department of Revenue on such form as may be prescribed by said department within ten (10) days after the execution of this Lease or any other such memorandum so that the Landlord may avail itself of the provisions of the statutes such as Section 39-22-604(7)(c) of the Colorado Revised Statutes (1973).

         Any recording by Tenant without Landlord's prior written consent shall at Landlord's option be deemed a default pursuant to Article 24 hereof and Landlord shall have all of the rights and remedies set forth therein.

                                   ARTICLE 31
                               REAL ESTATE BROKER

     Except for RE/MAX Commercial Services, Inc. ("Tenant's Broker") and Grubb & Ellis ("Landlord's Broker"), Tenant represents and warrants that Tenant has not dealt with any broker in connection with this Lease, and that insofar as Tenant knows, no other broker negotiated or participated in the negotiations of this Lease, or submitted or showed the Premises, or is entitled to any commission in connection herewith and Tenant agrees to indemnify Landlord against any liability arising from a breach of this representation and warranty including reasonable attorney's fees. Landlord shall have no obligation to pay any commission except as specifically set forth in separate agreements with Landlord's Broker and Tenant's Broker.

                                   ARTICLE 32
                                 RENT PREPAYMENT

     32.1 Intentionally deleted.

                                   ARTICLE 33
                              ADDITIONAL PROVISIONS

     33.1 Option to Extend. Tenant shall have an option to extend the Lease for one (1) additional consecutive term of five (5) years (the "Extended Term"). In order to exercise such option, Tenant shall notify Landlord in writing at least nine (9) months prior to the expiration of the Lease Term of its election to exercise the option (and shall provide to Landlord at such time Tenant's most recent financials which shall be reasonably acceptable to Landlord), upon which time Landlord shall submit in writing within 30 days thereafter a proposal for the then current Market Base Rental Rate (per usable square foot per annum) for the Extended Term. Tenant shall have thirty (30) days from the receipt of said notice to (i) accept the proposed Base Rental Rate in writing to Landlord or
(ii) elect not to extend. If Tenant elects not to extend or fails to timely exercise its option, time being of the essence, the options shall automatically terminate and be of no further force and effect and this Lease shall terminate upon expiration of the then Lease Term. Any such extension shall be upon all of the terms, conditions and covenants of this Lease except as to (i) the amount of Base Rent, which shall be determined as set forth herein, (ii) other than as remain applicable under this Lease, options to extend, expand or rights of refusal, which shall not be applicable, and (iii) Tenant Allowances or other economic concessions which shall not be applicable to the Extension Term. As used herein, "Market Base Rental Rate" shall mean the then Base Rental Rate for comparable first class multi-tenant office buildings of comparable size, location and age, with comparable tenants leasing comparable amounts of space, in the County of Arapahoe, Colorado, at such time, taking into account the following factors (1) rent per usable square foot; (2) operating expenses and real estate tax payments; (3) current rental escalators; and (4) rental concessions, including tenant improvement allowances, if any, as applicable to market renewals of leases.

     33.2 Parking. Landlord will make available to Tenant within the Building Complex four (4) non-exclusive parking spaces for every 1000 usable square feet of space in the Premises, including handicapped and visitor spaces. Landlord agrees to designate no more than five (5) parking spaces (at such location reasonably determined by Landlord) as "Pak Mail Visitor" spaces. Such spaces shall be so marked by Landlord, but at Tenant's sole cost and expense. All parking spaces shall be in and out, non-assigned parking spaces and shall be free of charge for the Lease Term and Extended Term. Notwithstanding the above, the right granted to Tenant to use such spaces is a license only and Landlord's inability to make such spaces available at any time for reasons beyond Landlord's control is not a material breach by Landlord of its obligations hereunder. All vehicles parked in the parking areas and the personal property therein shall be at the sole risk of Tenant and the users of such spaces and Landlord shall have no liability for loss or damage thereto for whatever cause.

     33.3 Vacation. Tenant may vacate the Premises in whole or in part provided Tenant (a) gives Landlord thirty (30) days prior written notice of its intent to vacate, (b) complies with all other terms of the Lease including payment of Base Rent and Additional Rent, (c) continually uses good faith efforts to either obtain occupants for the Premises or reoccupy the Premises, and (d) Tenant keeps the Premises lit and otherwise continues to give the appearance that the Premises are occupied (but no on-site personnel shall be required).

     IN WITNESS WHEREOF, the parties hereto have executed this Lease this ______ day of May, 1999.

                                            LANDLORD:

                                            GEDDES STREET, LLC, a Colorado
                                            limited liability company

                                            By:_________________________________
                                            Name:    Stephen F. Clarke
                                            Its:     Manager

                                            TENANT:

                                            PAK MAIL CENTERS OF AMERICA, INC.,
                                            a Colorado corporation


                                            By:  _______________________________
                                            Name:_______________________________
                                            Its: _______________________________


STATE OF                                    )
                                            ) ss.
COUNTY OF                                   )

     The foregoing instrument was acknowledged before me this ____ day of ___________, 1999, by Stephen F. Clarke as Manager of GEDDES STREET, LLC, a Colorado limited liability company.

         WITNESS my hand and official seal.


( S E A L )                                      Notary Public
                                                 My commission expires:


STATE OF                                    )
                                            ) ss.
COUNTY OF                                   )


     The foregoing instrument was acknowledged before me this____day_______ of , 1999, by___________ as________________ of PAK MAIL CENTERS OF AMERICA, INC., a
Colorado corporation.

         WITNESS my hand and official seal.



( S E A L )                                      Notary Public
                                                 My commission expires:

                                    EXHIBIT A

                                   FLOOR PLAN

                                    EXHIBIT B

                                LEGAL DESCRIPTION


         LOT 1,
         RAMPART BUSINESS CENTER,
         FILING NO. 12,
         ARAPAHOE COUNTY, COLORADO.

                                    EXHIBIT C

                                   WORK LETTER


     This WORK LETTER ("Work Letter") is entered into as of the ____ day of May, 1999, by and between GEDDES STREET, LLC, a Colorado limited liability company ("Landlord"), and PAK MAIL CENTERS OF AMERICA, INC., a Colorado corporation ("Tenant").


     R E C I T A L S:


A. Concurrently with the execution of this Work Letter, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit A attached to the Lease. To the extent applicable, the provisions of the Lease are incorporated herein by this reference.

B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

1. TENANT IMPROVEMENTS. As used in the Lease and this Work Letter, the term "Tenant Improvements" or "Tenant Improvement Work" means those items of general tenant improvement construction shown on the Construction Documents (described in Paragraph 4 below), more particularly described in Paragraph 5 below.

2. WORK SCHEDULE. Attached to this Exhibit C is a schedule ("Work Schedule") which sets forth a timetable of critical dates for the planning and completion of the installation of the Tenant Improvements and the Commencement Date of the Lease. The Work Schedule describes certain of the critical items of work to be done or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. All plans and drawings required by this Work Letter and all work performed pursuant thereto are to be prepared and performed in accordance with the Work Schedule. Based upon developments during construction of the Tenant Improvements, the parties may modify the Work Schedule as appropriate to reflect changes to the Work Schedule agreed to by the parties and changes to the Work Schedule resulting from Tenant Delays or Force Majeure Delays and Landlord caused delays.

3. TENANT CONSTRUCTION REPRESENTATIVES. Landlord hereby appoints the following person(s) as Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Work Letter: Ron McInroy, telephone
(303) 741-0700, facsimile (303) 741-6988. Tenant is entitled to rely on information and decisions of Landlord's Representative, and the signature of Landlord's Representative on documents, change orders and other instruments delivered in connection with this Work Letter, shall be conclusive evidence of Landlord's approval.

Tenant hereby appoints the following person(s) as Tenant's representative ("Tenant's Representative") to act for Tenant in all matters covered by this Work Letter: John Kelly, telephone (303)752-3500, facsimile (303)755-9721. Landlord is entitled to rely on information and decisions of Tenant's Representative, and the signature of Tenant's Representative on documents, change orders, Work Cost Estimate and other instruments delivered in connection with this Work Letter, shall be conclusive evidence of Tenant's approval.

All communications with respect to the matters covered by this Work Letter are to be made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter at any time by written notice to the other party in compliance with the notice provisions of the Lease.

4.   TENANT IMPROVEMENT PLANS.

     (a) Preparation of Space Plans. Tenant and Landlord have approved Intergroup, Inc. ("Space Planner") to prepare the architectural drawings for the Premises. Tenant acknowledges that Landlord shall have no liability to assure that the design of the Premises is satisfactory for Tenant and for Tenant's use. Tenant agrees to cause the Space Planner to prepare the preliminary space plans for the layout of Premises ("Space Plans") on or before the outside date for preparation of the Space Plans set forth in the Work Schedule. The Space Plans are to be sufficient to convey the architectural design of the Premises and layout of the Tenant Improvements therein and are to be submitted to Landlord upon completion for Landlord approval, which will not be unreasonably withheld. If Landlord disapproves any aspect of the Space Plans, Landlord will advise Tenant in writing of such disapproval and the reasons therefor in accordance with the Work Schedule. Tenant will have until the outside date specified in the Work Schedule to cause the Space Planner to redesign the Space Plans incorporating the revisions required by Landlord and to obtain Landlord's final approval of the Space Plans.

     (b) Preparation of Construction Documents. Based on the approved Space Plans, Tenant will cause its Space Planner to prepare complete architectural plans, drawings and specifications and complete engineered mechanical, plumbing, structural (if required) and electrical working drawings for all of the Tenant Improvements for the Premises (collectively, the "Construction Documents"). The Tenant shall also cause the Space Planner to use building standard materials and details for building spaces in accordance with the "Components of Standard Tenant Finish for General Office Purposes" attached hereto as Exhibit J and shall also use at Tenant's cost Landlord's engineers and consultants for preparation of such working drawing. The Construction Documents are to be completed on or before the outside date for completion of the Construction Documents set forth in the Work Schedule. The Construction Documents will show:
(a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises, (b) all internal and external communications and utility facilities which will require conduiting or other improvements from the base Building shell work and/or within common areas; and (c) all other specifications for the Tenant Improvements. The Construction Documents will be submitted to Landlord for signature to confirm that they are consistent with the Space Plans. If Landlord reasonably disapproves any aspect of the Construction Documents based on any inconsistency with the Space Plans, which is reasonably acceptable to Landlord, Landlord agrees to advise Tenant in writing of such disapproval and the reasons therefor within the time frame set forth in the Work Schedule. Tenant will have until the outside date specified in the Work Schedule to cause the Space Planner to redesign the Construction Documents incorporating the revisions reasonably requested by Landlord as to make the Construction Documents consistent with the Space Plans and to obtain Landlord's final approval of the Space Plans.

     (c) Requirements of Tenant's Construction Documents. Tenant's Construction Documents will include locations and complete dimensions, and the Tenant Improvements, as shown on the Construction Documents, will: (i) be compatible with the Building shell and with the design, construction and equipment of the Building; (ii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iii) not require Building service beyond the level normally provided to other tenants in the Building and will not overload the Building floors; and (iv) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord in its reasonable but subjective discretion.

     (d) Submittal of Construction Documents. Once approved by Landlord and Tenant, as provided in the Work Schedule, Tenant will cause the Space Planner to submit the Construction Documents to the appropriate governmental agencies for plan checking and the issuance of a building permit. Landlord will have the right to review Space Planner's submittal package prior to delivery to such governmental agencies. Space Planner, with the approval of Landlord and Tenant, will make any changes to the Construction Documents which are requested by the applicable governmental authorities to obtain the building permit. After approval of the Construction Documents no further changes may be made without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes, if any. Tenant hereby acknowledges that any such changes will be subject to the terms of Paragraph 8 below. Landlord shall have no obligation to approve any further changes to the Construction Documents or any amendment thereof or supplement thereto.

     (e) Work Cost Estimate and Statement. Prior to the commencement of construction of any of the Tenant Improvements shown on the Construction Documents, as provided in the Work Schedule, Landlord will cause the Contractor to submit to Landlord and Tenant a written estimate of the cost to complete the Tenant Improvement Work, which written estimate will be based on the Construction Documents taking into account any modifications which may be required to reflect changes in the Construction Documents required by the City, County, Fire Department, Architectural Control Committee, and other governmental approvals in which the Premises are located together with all space planning, architectural engineering, supervision and other costs incurred in connection therewith (the "Work Cost Estimate"). Tenant will either approve the Work Cost Estimate or disapprove specific items and submit to Landlord revisions to the Construction Documents to reflect deletions of and/or substitutions for such disapproved items, and delays attributable to such changes shall be Tenant Delays. Submission and approval of the Work Cost Estimate will proceed in accordance with the Work Schedule. Upon Tenant's written approval of the Work Cost Estimate (such approved Work Cost Estimate to be hereinafter known as the "Work Cost Statement"), Landlord will have the right to cause the Contractor to purchase materials and to commence the construction of the items included in the Work Cost Statement pursuant to Paragraph 6 hereof. If the total costs reflected in the Work Cost Statement exceed the Allowance as more specifically described in Paragraph 5 below, Tenant agrees to pay such excess within fifteen (15) days after billing therefor by Landlord without further notice, and Landlord's billing will be within thirty (30) days of the date that said funds are due by Landlord to its contractor or subcontractor. Throughout the course of construction, any differences between the estimated Work Cost in the Work Cost Statement and the actual Work Cost will be determined by Landlord and appropriate adjustments and payments by Landlord or Tenant, as the case may be, will be made within fifteen (15) days of billing, as set forth above. Delays in completion of the Tenant Improvements shall be Tenant Delays, as set forth in Paragraph 8 below.

5.   PAYMENT FOR THE TENANT IMPROVEMENTS.

     (a) Allowance. Landlord hereby grants to Tenant a tenant improvement allowance of $22.16 per useable square foot of the Premises, plus at Tenant's election, if the actual Work Cost exceeds the foregoing allowance, an additional $4.00 per useable square foot, which amount if used by Tenant shall be added to Base Rent and amortized from the earlier of January 1, 2000 or the Commencement Date over the remainder of the Lease term at the rate of ten percent (10%) per annum (such $22.16 per useable square foot allowance and $4.00 per useable square foot allowance, if applicable, being collectively referred to as the "Allowance"). The Allowance is to be used for all design, construction, permitting and consulting costs incurred for the construction of the Premises (expressly excluding furniture, fixtures and equipment), including, but not limited to, the following:

         (i) Payment of the cost of preparing the Space Plans and the Construction Documents, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Construction Documents.

         (ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

         (iii) Construction of the Tenant Improvements, including, without limitation, the following:

               (aa) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

               (bb) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises;

               (cc) The furnishing and installation of all matters relating to the heating, ventilation and air conditioning systems within the Premises, including temperature control and the cost of meter and key control for after-hour air conditioning;

               (dd) Any additional improvements to the Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

               (ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, smoke detectors, fire dampers, including piping, wiring and accessories, necessary for the Premises;

               (ff) All plumbing, fixtures, pipes and accessories necessary for the Premises;

               (gg) Testing and inspection costs; and

               (hh) Fees for the Contractor, including, but not limited to, fees and costs attributable to general conditions associated with the construction of the Tenant Improvements.

               (ii) Fees payable to Landlord for construction administration, which fee shall be equal to a percentage of all costs associated with construction of the Tenant Improvements.

               (jj) Components of Standard Tenant Finish set forth on Exhibit J attached hereto.

     (b) Excess Costs. The cost of each item referenced in Paragraph 5(a) above shall be charged against the Allowance. If the Work Cost exceeds the Allowance, Tenant agrees to deposit with Landlord such excess within fifteen (15) days after invoice therefor and Landlord's billing will be within thirty (30) days of the date that said funds are due by Landlord to its contractor or subcontractor. In no event shall Tenant be entitled to any remaining balance of the Allowance.

     (d) Changes. If, after the Construction Documents have been prepared and the Work Cost Statement has been established, Tenant requires any changes or substitutions to the Construction Documents, any additional estimated costs related thereto are to be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements. Any changes to the Construction Documents will be approved by Landlord and Tenant in the manner set forth in Paragraph 4 above and will, if necessary, require the Work Cost Statement to be revised and agreed upon between Landlord and Tenant in the manner set forth in Subparagraph 4(e) above. Changes to the Construction Documents which delay completion of the Tenant Improvements will constitute "Tenant Delays" as provided in Paragraph 8 below.

     (e) Government Cost Increases. If increases in the cost of the Tenant Improvements as set forth in the Work Cost Statement are due to requirements of any governmental agency, Tenant agrees to pay Landlord the amount of such increases within fifteen (15) days of Landlord's written notice, and Landlord's billing will be within thirty (30) days of the date that said funds are due by Landlord to its contractor or subcontractor.

     (f) Unused Amounts. Any unused portion of either Allowance upon completion of the Tenant Improvements will not be refunded to Tenant and will not be available to Tenant as a credit against any obligations of Tenant under the Lease.

6. CONSTRUCTION OF TENANT IMPROVEMENTS. Until Tenant approves the Construction Documents and Work Cost Statement, Landlord will be under no obligation to cause the Contractor to commence the construction of any of the Tenant Improvements. Following Tenant's approval of the Work Cost Statement described in Subparagraph 4(e) above and upon Tenant's payment of the total amount by which such Work Cost Statement exceeds the Allowance, if any, Landlord will cause the Contractor to commence and diligently proceed with the construction of the Tenant Improvements, subject to Tenant Delays (as described in Paragraph 8 below) and Force Majeure Delays (as described in Paragraph 9 below).

7.   COMMENCEMENT DATE AND SUBSTANTIAL COMPLETION.

     (a) Commencement Date. No Tenant Delay of any kind shall cause an extension of the Commencement Date as set forth in Section 2.1 of the Lease.

     (b) Substantial Completion; Punch-List. The Tenant Improvements will be deemed to be substantially completed ("Substantial Completion") when: (a) Landlord is able to provide Tenant with reasonable access to the Premises; (b) when the Space Planner certifies to Tenant and Landlord that the Contractor has substantially performed all of the Tenant Improvement Work required to be performed by Landlord under this Work Letter substantially in accordance with the Construction Documents, other than minor "punch-list" type items and adjustments which do not materially interfere with Tenant's access to or use of the Premises (the "Punch List"); (c) Contractor has obtained a temporary certificate of occupancy or other required equivalent approval from the local governmental authority permitting occupancy of the Premises. Within five (5) business days after receipt of such certificate from the Contractor, Tenant will conduct a walk-through inspection of the Premises with Landlord, Tenant's Representative and the Contractor, and the parties will jointly prepare a written Punch List specifying those Punch List items which require completion, which items Landlord will cause the Contractor to thereafter diligently complete, subject to Force Majeure. Tenant may not take occupancy prior to preparation of the Punch List. If Tenant takes occupancy prior to completion of the Punch List, it shall take possession subject to all terms and conditions of this Lease and in no event may Tenant interfere with or delay the completion of the Punch List.

8. TENANT DELAYS. For purposes of this Work Letter, "Tenant Delays" means any delay in the completion of the Tenant Improvements resulting from any or all of the following: (a) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter, including any failure to complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to the Work Schedule delivered by Landlord to Tenant pursuant to this Work Letter provided Landlord notifies Tenant in writing within a reasonable time that Tenant's failure to act will delay the completion of the Tenant Improvements; (b) Tenant's changes to Space Plans or Construction Documents after Landlord's approval thereof; (c) in the delivery, installation or completion of Tenant's requested materials, finishes, or installations; (d) any delay of Tenant in making payment to Landlord for Tenant's share of the Work Cost; or (e) any other act, delay or failure to act caused directly or indirectly by Tenant, Tenant's employees, agents, architects, contractors, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant, including without limitation, delay, action or inaction by Space Planner, it being acknowledged by Tenant that Tenant has selected such party to provide services pursuant to this Work Letter. These items will only amount to Tenant Delays if such events actually delay the Commencement Date of this Lease. Landlord agrees to use reasonable efforts to notify Tenant of Tenant Delays.

9. FORCE MAJEURE DELAYS. For purposes of the Lease and this Work Letter, "Force Majeure Delays" means any actual delay in the construction of the Tenant Improvements resulting from events beyond the reasonable control of either party, including but not limited to, delays caused or contributed to by governmental or quasi-governmental entities, lenders, and acts of God.

10. TENANT APPROVALS. Anything submitted to Landlord by Tenant's Representative shall be deemed to have the prior approval of Tenant. Furthermore, anything submitted to Tenant's Representative for approval which is not disapproved within five (5) business days of receipt of the submission shall be deemed approved in all respects. The five (5) business day response period does not extend the dates set forth in the Work Schedule for such approvals. All notices given in connection with this Work Letter shall be in accordance with Section
26.1 of the Lease.

11. ADA. Landlord acknowledges and represents that the common areas of the Building were constructed in accordance with Title III of the Americans with Disabilities Act as in effect at the time of issuance of the building permit for the Building. Improvements required for compliance with ADA for restrooms and water fountains in the Premises will be part of the Tenant Improvements to be constructed in accordance with this Work Letter.

12. HAZARDOUS MATERIALS. Landlord represents, to its current, actual knowledge, that the Building was constructed in compliance with all applicable federal, state and local ordinances relating to environmental protection and/or hazardous materials.

    IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter to be duly executed by their duly authorized representatives as of the date of the Lease.

LANDLORD                                    TENANT

GEDDES STREET, LLC,                         PAK MAIL CENTERS OF AMERICA, INC.,
a Colorado limited liability company        a Colorado corporation

By:   ____________________________          By:
      ____________________________
Name: ____________________________          Name:
      ____________________________
Its:  ____________________________          Its:

                                    EXHIBIT C
                                   WORK LETTER

                                  WORK SCHEDULE

                                    EXHIBIT D

                             SUPPLEMENTAL AGREEMENT

    THIS SUPPLEMENTAL AGREEMENT is attached to and made a part of the Lease dated as of the ____ day of _____________, 1999, by and between GEDDES STREET, LLC, a Colorado limited liability company, as Landlord, and PAK MAIL CENTERS OF AMERICA, INC., a Colorado corporation, as Tenant. By this Supplemental Agreement dated as of the ____ day of _______________, ____, the parties to the lease dated (the "Lease") agree as follows:

    1. All defined terms in the Lease are incorporated herein by reference.

    2. Any Tenant Work required to be constructed and finished by Landlord in accordance with the terms of the Lease for the Premises were completed by Landlord on , 19 , subject to the completion of Punch List Items identified on the attachment hereto, if any.

    3. Any work to be performed by Landlord has been completed. The temporary or permanent certificate of occupancy for the Premises was issued on
__________________.

    4. The Premises under the Lease have been delivered to and accepted by Tenant for commencement of Tenant Work on __________________ and consists of _____________ usable square feet. The Building Complex consists of
_______________ usable square feet. Tenant's Pro Rata Share is
_____________________.

    5. The Commencement Date pursuant to the terms of the Lease is
____________________.

    6. Base Rent of $__________ per usable square foot triple net is equal to $__________ per annum and $__________ per month subject to adjustments as set forth in ________________________________.

    7. In accordance with the provisions of the Lease, Tenant's obligation to pay Base Rent and Additional Rent shall commence on the date set forth in Paragraph (d) above (which payment shall be prorated as set forth in the Lease if the date set forth in Paragraph (d) above is any day other than the first day of a month).

    IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Agreement to be executed the day and year first above written.

                                            GEDDES STREET, LLC, a Colorado
                                            limited liability company

                                            By:
                                            Name: Stephen F. Clarke
                                            Its:     Manager

                                            ("Landlord")

                                            PAK MAIL CENTERS OF AMERICA, INC., a
                                            Colorado corporation

                                            By:
                                            Name:
                                            Its:

                                            ("Tenant")

                                    EXHIBIT E

                              RULES AND REGULATIONS


    1. Tenant, by execution of this Lease and occupancy of the Premises, agrees to comply with any covenants, conditions and restrictions as recorded with the Clerk and Recorder of the County of Arapahoe, State of Colorado (the "Covenants"), as heretofore and hereafter amended, as applicable to Tenant's use and enjoyment of the Premises and Building Complex. In addition to all rights available to Landlord hereunder, in the event Landlord is required to pay to any association referenced in such Covenants, any fines, assessments, charges or other amounts on account of any act or omission of Tenant, its agents, employees or invitees, Tenant shall, upon demand, reimburse Landlord for such amounts, together with interest thereon at the Default Rate.

    2. Tenant shall not obstruct or interfere with the rights of other tenants of the Building Complex or of persons having business in the Building Complex or in any way injure or annoy such tenants or persons.

    3. Tenant shall not commit any willful act or permit anything in or about the Building Complex which shall or might subject Landlord to any liability or responsibility for injury to any person or property by reason of any business or operation being carried on, in or about the Building Complex or for any other reason, subject to and in accordance with the terms of this Lease.

    4. Tenant shall not use the Building for lodging or for any illegal purposes or for any purpose that will damage the Building Complex, or the reputation of the Building as a Class A suburban office building or for any purposes other than those specified in the Lease.

    5. Canvassing, soliciting, and peddling in the Building Complex are prohibited, and Tenant shall cooperate to prevent such activities.

    6. Tenant shall not bring or keep within the Building any animal, bicycle, or motorcycle.

    7. Tenant shall not commercially prepare and/or cook food or beverages in or about the Building without the prior written consent of Landlord. Tenant shall not, except for de minimis amounts consistent with uses of a Class A suburban office building, place, use or store any flammable, combustible, explosive or hazardous fluid, chemical, device, substance or material in, on or about the Leased Premises. Tenant shall comply with the statutes, ordinances, rules, orders, regulations and requirements imposed by governmental or quasi-governmental authorities in connection with fire and panic safety and fire prevention and shall not commit any act or permit any object to be brought or kept in the Building Complex, which shall result in a change of rating of any portion of the Building Complex by the Insurance Services Office or similar person or entity subject to the terms of this Lease. Tenant shall not commit any act or permit any object to be brought or kept in the Building which shall increase the rate of fire insurance on the Building or on property located therein, subject to the terms of this Lease. In the event that Tenant's use increases the rate of fire insurance, then Tenant shall, if Landlord permits such use, pay to Landlord upon demand, as Additional Rent, an amount equal to the increase in the rate.

    8. Tenant shall not occupy the Building or permit any portion of the Building Complex to be occupied for the manufacture or direct sale of liquor, narcotics, or tobacco in any form, or as a medical office, barber shop, manicure shop, music or dance studio. Tenant shall not conduct in or about the Building Complex any auction, public or private without the prior written approval of Landlord.

    9. Tenant shall not install or use in the Building Complex any (i) air conditioning unit, (ii) engine or boiler powered by fuel including diesel fuel, gasoline, propane or natural gas; (iii) generator, (iv) industrial ventilator or machinery, (v) heating unit (other than space heaters), (vi) stove, (vii) commercial condensing unit, (viii) radiator or any other similar apparatus without the express prior written consent of Landlord, and then only as Landlord may reasonably direct.

    10. Any office equipment and other device of any electrical or mechanical nature which causes in its operation vibrations, noise or other annoyance to tenants in the Building shall be placed by Tenant in the Premises in settings reasonably approved by Landlord, so as to absorb or prevent any vibration, noise, or annoyance. Tenant shall not cause improper noises, vibrations, or odors within the Building Complex.

    11. Tenant shall move all freight, supplies, furniture, fixtures, and other personal property into, within and out of the Building only through such entrances as may be reasonably designated by Landlord, and such movement of such items shall be under the reasonable supervision of Landlord. Landlord reserves the right to exclude from the Building Complex all objects which violate any of these rules and regulations or the provisions of the Lease. Tenant shall not move or install such objects in or about the Building Complex in such a fashion as to unreasonably obstruct the activities of the other tenants, and all such moving shall be at the sole expense, risk, and responsibility of Tenant.

    12. Tenant shall not place within the Building any objects which exceed the floor weight specifications of the Building without the express prior written consent of Landlord. The placement and positioning of all such objects within the Building shall be reasonably prescribed by Landlord and such objects shall, in all cases, be placed upon plates or footings of such size as shall be reasonably prescribed by Landlord.

    13. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind within or out of the Building except in refuse containers provided therefor. Tenant shall exercise its best efforts to keep the sidewalks, entrances, passages, courts, lobby areas, parking areas, vestibules, public corridors and halls in and about the Building (hereinafter "Common Areas") clean and free from rubbish, however Tenant is not responsible for the trash or refuse of parties other than Tenant, its employees, agents, contractors and invitees.

    14. Tenant shall use the Common Area only as a means of ingress and egress and other designed purposes, and Tenant shall permit no loitering by any of Tenant's employees upon Common Areas or elsewhere within the Building Complex. The Common Areas and roof of the Building are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence in the reasonable judgment of the Landlord, shall be prejudicial to the safety, character, reputation or interests of the Building Complex and its tenants. Tenant shall not go upon the roof of the Building without the express prior written consent of the Landlord.

    15. Landlord reserves the right to exclude or expel from the Building Complex any person who, in the reasonable judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner act in violation of the rules and regulations of the Building Complex.

    16. Landlord shall have the right to reasonably designate the area or areas, if any, in which Tenant and Tenant's servants, employees, contractors, jobbers, agents, licenses, invitees, guests and visitors may park vehicles, and Tenant and its servants, employees, contractors, jobbers, agents, licensees, invitees, guests and visitors shall observe and comply with all driving and parking signs and markers within and about the Building Complex. All parking ramps and areas and any pedestrian walkways, plazas or other public areas forming and part of the Building or the land upon which the Building Complex is situated shall be under the reasonable control of Landlord, who shall have the right to reasonably regulate and control those areas. Landlord may promulgate rules and regulations concerning parking from time to time, and Tenant agrees to comply therewith. Tenant acknowledges that Landlord has reserved the right to remove vehicles which violate parking regulations.

    17. No smoking is permitted at any time within fifty (50) feet of any Building, within the Building Complex, or within one hundred (100) feet of any Building entrances. Tenant shall comply herewith and cause its employees, agents, contractors and invitees to comply herewith. Tenant may, subject to compliance with applicable laws, permit smoking within the Premises, provided Tenant shall not permit and shall take all steps to prevent any migration of smoke from the Premises to any other part of the Building.

    18. Tenant shall not use the washrooms, restrooms and plumbing fixtures of the Building Complex, and appurtenances thereto, for any other purpose than the purposes for which they were constructed, and Tenant shall not deposit any sweepings, rubbish, rags or other improper substances therein. Tenant shall not waste water by interfering or tampering with the faucets or otherwise. If Tenant or Tenant's servants, employees, contractors, jobbers, agents, licensees, invitees, guests or visitors, cause any damage to such washrooms, restrooms, plumbing fixtures or appurtenances, such damage shall be repaired at Tenant's reasonable expense within fifteen (15) days of receipt of written notification from Landlord during which period Tenant may repair same, and Landlord shall not be responsible therefor.

    19. Tenant may make alterations to the Premises consistent with the terms of
Article 15 of the Lease. Upon removal of any wall decorations or installations or floor coverings by Tenant, any damage to the walls or floors shall be repaired by Tenant at Tenant's sole cost and expense. Without limitation upon any of the provisions of the Lease, Tenant shall refer all contractors representatives, installation technicians, and other mechanics, artisans and laborers rendering any service in connection with the repair, or permanent improvements of the Premises to Landlord for Landlord's approval before performance of any such service. This Paragraph 19 shall apply to all work performed in the Building, including without limitation installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other portion of the Building Complex. Plans and specifications for such work, prepared at Tenant's sole expense, shall be submitted to Landlord and shall be subject to Landlord's express prior written approval in each instance before the commencement of work. All installations, alterations and additions shall be constructed by Tenant in a good and workmanlike manner and only good grades of material shall be used in connection therewith. The means by which telephone, telegraph and similar wires are to be introduced to the Premises and the location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the express prior written approval of Landlord. Tenant shall not lay linoleum or similar floor coverings so that the same shall come into direct contact with the floor of the Premises and, if linoleum or other similar floor covering is to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material soluble in water. The use of cement or other similar adhesive materials is expressly prohibited.

    20. No signs, awning, showcases, advertising devices or other projections or obstructions shall be attached to the outside walls of the Building Complex or attached or placed upon any Common Areas without the express prior consent of Landlord. No blinds, drapes or other window coverings shall be installed in the Building without the express prior written consent of Landlord, except for "black out" drapes which have been approved by Landlord. No promotional sign or picture, advertisement, window display or other public display or notice in the nature of advertising or other promotional display shall be inscribed, exhibited, painted or affixed by Tenant upon or within any part of the Premises in such a fashion as to be seen from the outside of the Premises or the Building without the express prior written consent of Landlord. In the event of the violation of any of the foregoing by Tenant, Landlord may within fifteen (15) days of written notice to Tenant during which period Tenant may repair same, remove the articles constituting the violation without any liability unless a loss other then said removal, arises from Landlord's willful or negligent acts or omissions, and Tenant shall reimburse Landlord for the reasonable expenses incurred in such removal upon demand and upon submission of applicable bills as additional rent under the Lease. Interior signs on doors (exclusive of interiors of the Premises) and upon the Building directory shall be subject to the express prior written approval of Landlord and shall be inscribed, painted, or affixed by Landlord at the reasonable expense of Tenant upon submission of applicable bills to Tenant.

    21. Tenant shall not use the name of the Building or the name of the Landlord in its business name, trademarks, signs, advertisements, descriptive material, letterhead, insignia or any other similar item without Landlord's express prior written consent.

    22. The sashes, sash doors, skylights, windows, and doors that reflect or admit light or air into the Common Areas shall not be covered or obstructed by Tenant, through placement of objects upon windowsills or otherwise. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system of the Building. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, ventilating, air conditioning, electrical, fire, safety, or lighting systems.

    23. Subject to the Lease, applicable fire or other safety regulations, all doors opening onto Common Areas and all doors upon the perimeter of the Premises shall be kept closed and, during non-business hours, locked, except when in use for ingress or egress. If Tenant uses the Premises after regular business hours or on non-business days, Tenant shall, subject to the Lease, lock any entrance doors to the Building or to the Premises used by Tenant immediately after using such doors.

    24. Intentionally Deleted.

    25. All keys to the exterior doors of the Premises shall be obtained by Tenant from Landlord, and Tenant shall pay to Landlord a reasonable deposit determined by Landlord from time to time upon written notice to Tenant for such keys. Tenant shall not make duplicate copies of such keys. Subject to the Lease, Tenant shall have the right to install substitute or additional locks or bolts upon any of the doors of the interior doors of the Premises and Tenant shall notify Landlord prior to making any changes in existing locks or the mechanisms thereof and shall give Landlord a key therefor. Tenant shall, upon the termination of its tenancy, provide Landlord with the combinations and keys, if any, to all combination locks on safes, safe cabinets and vaults and deliver to Landlord all keys to the Building, the Premises and all interior doors, cabinets, and other key-controlled mechanisms therein, whether or not such keys were furnished to Tenant by Landlord, if any. Tenant shall pay to Landlord the reasonable cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall reasonably deem it necessary to make such a change.

    26. Landlord shall not be responsible for, and Tenant hereby indemnifies and holds Landlord harmless from any liability in connection with, the loss, theft, misappropriation or other disappearance of furniture, furnishings, fixtures, machinery, equipment, money, jewelry or other items of personal property from the Premises or other parts of the Building regardless of whether the Premises or Building are locked at the time of such loss unless the loss arises from Landlord's willful or negligent acts or omissions.

    27. For purposes hereof, the terms "Landlord," "Tenant," "Building," and "Premises" are defined as those terms are defined in the Lease to which these Rules and Regulations are attached. Wherever Tenant is obligated under these Rules and Regulations to do or refrain from doing an act or thing, such obligation shall include the exercise by Tenant of its reasonable efforts to secure compliance with such obligation by the servants, employees, contractors, jobbers, agents, invitees, licensees, guests and visitors of Tenant. The term "Building" and "Building Complex" shall include the Premises, and any obligations of Tenant hereunder with regard to the Building and Building Complex shall apply with equal force to the Premises and to other parts of the Building Complex.

                                    EXHIBIT F

                                GUARANTY OF LEASE


    INTENTIONALLY DELETED

                                    EXHIBIT G

                           TENANT ESTOPPEL CERTIFICATE

TO:________________________________________________________________________
PROPERTY:__________________________________________________________________

TENANT:

LEASE
DATED:

AMENDMENTS:

PREMISES: Suite or Space Number ____ Consisting of ____ Square Feet

SECURITY
DEPOSIT:

RENEWAL/
EXTENSION
OPTION:

EXPANSION
OPTION:

          The undersigned Tenant understands that ___________________ ("Purchaser"), is contemplating the purchase of the Property from Geddes Street, LLC ("Seller"), and that in connection therewith Seller and Purchaser will rely upon the truth and accuracy of the information contained in this certificate in purchasing and selling the Property.

          Tenant hereby certifies and confirms for the benefit of Purchaser and Seller, and their respective successors and assigns, as follows:

          (i) The lease agreement described above (the "Lease") between _________________________ ("Landlord") and Tenant is in full force and effect, has not been modified, amended or supplemented in any way except as may be set forth above, and constitutes the entire agreement between Landlord and Tenant. No other agreement exists between Tenant and any other party with respect to leasing, possession or ownership of the Premises.

          (ii) A true, complete and accurate copy of the Lease (including any amendments, supplements, modifications or extensions) is attached hereto as Exhibit A and made a part hereof by this reference.

          (iii) Tenant has accepted the Premises, and the Lease term commenced on _____________. The expiration date of the Lease term is ______________. Tenant has no right or option to extend the term of the Lease except as set forth above.

          (iv) Landlord has complied with all terms, conditions and provisions of the Lease to be complied with by Landlord and no event has occurred and no circumstance exists which would with the passage of time or the giving of notice, or both, constitute a default by Landlord or Tenant under the Lease.

          (v) All improvements and work required under the Lease to be made by Landlord, if any, have been completed to the satisfaction of Tenant. All improvements and work required under the Lease to be completed by Tenant, if any, have been completed and paid for in full. All required contributions, if any, by Landlord to Tenant on account of Tenant's work or improvements in the Premises or otherwise have been paid and received. All other improvements and other work undertaken by Tenant or on Tenant's behalf with respect to the Premises has been completed and paid for in full such that no party has or is entitled to claim a lien against the Premises or Landlord's interest in the Property as a result of such improvements or other work.

          (vi) There are no charges, liens, defenses, offsets, claims or credits known or asserted by Tenant against the payment of rent or other charges, or the performance of Tenant's obligations under the Lease.

          (vii) Tenant is in actual possession of all of the Premises. Tenant has not assigned or sublet all or any portion of Tenant's rights, duties or obligations under the Lease. Tenant has not received any notice of a prior assignment, hypothecation or pledge by Landlord of rents or of Landlord's interest under the Lease.

          (viii) Tenant is not presently in default, in any manner, under the Lease. Tenant is current in payment of all rents and any taxes, utilities, common area maintenance payments and other charges required to be paid under the Lease. Tenant has not prepaid rent or other sums due under the Lease for more than the current month.

          (ix) Except as set forth in the Lease, Tenant has no right or option to purchase any portion of the Property, to lease any additional space or to terminate the Lease.

          (x) Except as set forth in the Lease, Tenant is not entitled to any free rent or rent concessions, and no rent for any future period has been waived.

          (xi) The base rent payable under the Lease is as set forth in the Lease. The current annual base rent payable under the Lease is ___________ (_______ per month). All base rent has been paid through the period ending
____________.

          (xii) The Premises have not and will not be used for the unlawful handling, generation, treatment, storage, use, transportation, discharge or disposal of any hazardous substance, material or waste, or any waste regulated under any local, state or federal law.

          (xiii) Tenant has received no notice from any insurance company of any defects or inadequacies in the Premises or in any part thereof which would adversely affect the insurability of the Premises.

          (xiv) There are no pending suits, proceedings, judgments, bankruptcies, liens or execution against Tenant or any affiliate of Tenant which would adversely affect the Premises or Tenant's obligations under the Lease.

          (xv) From and after Purchaser's acquisition of the Property from Seller, Tenant shall attorn to Purchaser, and shall recognize Purchaser as landlord under the Lease in all respects, and in accepting this estoppel certificate Purchaser shall recognize Tenant as the tenant under the Lease.

                                            TENANT:

Date:
                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT H

                                  SIGN CRITERIA

                                    EXHIBIT I

                       COMPONENTS OF SITE, SHELL AND CORE

                                    EXHIBIT J

                      COMPONENTS OF STANDARD TENANT FINISH


                                       J-1